68576829_13 Published CUSIP Number: 16530HAA5 Revolving Credit CUSIP Number: 16530HAB3 $150,000,000 REVOLVING CREDIT FACILITY CREDIT AGREEMENT by and among CHESAPEAKE UTILITIES CORPORATION and THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Loan Lender and Issuing Lender PNC CAPITAL MARKETS LLC and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners and BANK OF AMERICA, N.A., as Syndication Agent Dated as of October 8, 2015

TABLE OF CONTENTS Page -i- 68576829_13 ARTICLE 1 CERTAIN DEFINITIONS ....................................................................................... 1 1.1 Certain Definitions ................................................................................................. 1 1.2 Construction ......................................................................................................... 27 1.3 Accounting Principles; Changes in GAAP .......................................................... 27 ARTICLE 2 REVOLVING CREDIT AND SWING LOAN FACILITIES ................................ 28 2.1 Revolving Credit Commitments. ......................................................................... 28 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans .......... 28 2.3 Fees ...................................................................................................................... 29 2.4 Termination or Reduction of Revolving Credit Commitments ........................... 29 2.5 Revolving Credit Loan Requests; Conversions and Renewals; Swing Loan Requests. .............................................................................................................. 30 2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans. ........................................................................................ 30 2.7 Notes .................................................................................................................... 33 2.8 Reserved. .............................................................................................................. 33 2.9 Letter of Credit Subfacility. ................................................................................. 33 2.10 Defaulting Lenders............................................................................................... 40 2.11 Increase in Revolving Credit Commitments. ....................................................... 42 2.12 Extension of Expiration Date ............................................................................... 43 ARTICLE 3 RESERVED ............................................................................................................ 45 ARTICLE 4 INTEREST RATES ................................................................................................ 45 4.1 Interest Rate Options............................................................................................ 45 4.2 Interest Periods..................................................................................................... 46 4.3 Interest After Default ........................................................................................... 46 4.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available. ............................................................................................................. 47 4.5 Selection of Interest Rate Options ....................................................................... 48 ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE ................................................ 48 5.1 Payments .............................................................................................................. 48 5.2 Pro Rata Treatment of Lenders ............................................................................ 49

TABLE OF CONTENTS (continued) Page -ii- 68576829_13 5.3 Sharing of Payments by Lenders ......................................................................... 49 5.4 Administrative Agent’s Clawback. ...................................................................... 50 5.5 Interest Payment Dates ........................................................................................ 50 5.6 Voluntary Prepayments. ....................................................................................... 50 5.7 Reserved. .............................................................................................................. 52 5.8 Increased Costs. ................................................................................................... 52 5.9 Taxes. ................................................................................................................... 54 5.10 Indemnity ............................................................................................................. 57 5.11 Settlement Date Procedures ................................................................................. 58 5.12 Cash Collateral ..................................................................................................... 59 ARTICLE 6 REPRESENTATIONS AND WARRANTIES ....................................................... 60 6.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default ......................................................... 60 6.2 Borrower; Subsidiaries and Owners; Investment Companies ............................. 60 6.3 Validity and Binding Effect ................................................................................. 61 6.4 No Conflict; Material Agreements; Consents ...................................................... 61 6.5 Litigation .............................................................................................................. 61 6.6 Financial Statements. ........................................................................................... 61 6.7 Margin Stock ........................................................................................................ 62 6.8 Full Disclosure ..................................................................................................... 62 6.9 Taxes .................................................................................................................... 63 6.10 Patents, Trademarks, Copyrights, Licenses, Etc .................................................. 63 6.11 Reserved ............................................................................................................... 63 6.12 Insurance .............................................................................................................. 63 6.13 ERISA Compliance. ............................................................................................. 63 6.14 Environmental Matters......................................................................................... 64 6.15 Solvency ............................................................................................................... 65 6.16 Anti-Terrorism Laws ........................................................................................... 65 ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT ......................................................................................................... 65 7.1 Initial Loans and Letters of Credit. ...................................................................... 65

TABLE OF CONTENTS (continued) Page -iii- 68576829_13 7.2 Each Loan or Letter of Credit .............................................................................. 67 ARTICLE 8 AFFIRMATIVE COVENANTS............................................................................. 67 8.1 Preservation of Existence, Etc ............................................................................. 67 8.2 Payment of Liabilities, Including Taxes, Etc ....................................................... 68 8.3 Maintenance of Insurance .................................................................................... 68 8.4 Maintenance of Properties and Leases ................................................................. 68 8.5 Inspection Rights ................................................................................................. 68 8.6 Keeping of Records and Books of Account ......................................................... 68 8.7 Compliance with Laws; Use of Proceeds ............................................................ 69 8.8 Further Assurances............................................................................................... 69 8.9 Anti-Terrorism Laws; International Trade Law Compliance .............................. 69 8.10 Reserved. .............................................................................................................. 69 8.11 Reporting Requirements ...................................................................................... 69 8.12 Certificates; Notices; Additional Information. .................................................... 70 ARTICLE 9 NEGATIVE COVENANTS ................................................................................... 71 9.1 Indebtedness ......................................................................................................... 71 9.2 Liens; Lien Covenants ......................................................................................... 72 9.3 Loans and Investments ......................................................................................... 72 9.4 Line of Business ................................................................................................... 72 9.5 Liquidations, Mergers, Consolidations, Acquisitions .......................................... 72 9.6 Dispositions of Assets or Subsidiaries ................................................................. 72 9.7 Affiliate Transactions........................................................................................... 73 9.8 Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio ............ 73 9.9 Limitation on Negative Pledges and Restrictive Agreements ............................. 73 ARTICLE 10 DEFAULT ............................................................................................................ 74 10.1 Events of Default ................................................................................................. 74 10.2 Consequences of Event of Default. ...................................................................... 76 10.3 Application of Proceeds ....................................................................................... 77 ARTICLE 11 THE ADMINISTRATIVE AGENT ..................................................................... 79 11.1 Appointment and Authority ................................................................................. 79

TABLE OF CONTENTS (continued) Page -iv- 68576829_13 11.2 Rights as a Lender ................................................................................................ 79 11.3 Exculpatory Provisions ........................................................................................ 79 11.4 Reliance by Administrative Agent ....................................................................... 80 11.5 Delegation of Duties ............................................................................................ 81 11.6 Resignation of Administrative Agent .................................................................. 81 11.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 82 11.8 No Other Duties, Etc ............................................................................................ 82 11.9 Administrative Agent’s Fee ................................................................................. 82 11.10 Administrative Agent May File Proofs of Claim ................................................. 82 11.11 Reserved ............................................................................................................... 83 11.12 No Reliance on Administrative Agent’s Customer Identification Program ........ 83 11.13 Lender Provided Interest Rate Hedges, Lender Provided Commodity Hedges and Other Lender Provided Financial Service Products ......................... 83 ARTICLE 12 MISCELLANEOUS ............................................................................................. 84 12.1 Modifications, Amendments or Waivers ............................................................. 84 12.2 No Implied Waivers; Cumulative Remedies ....................................................... 85 12.3 Expenses; Indemnity; Damage Waiver. ............................................................... 85 12.4 Reserved. .............................................................................................................. 87 12.5 Holidays ............................................................................................................... 87 12.6 Notices; Effectiveness; Electronic Communication ............................................ 87 12.7 Severability .......................................................................................................... 88 12.8 Duration; Survival ................................................................................................ 88 12.9 Successors and Assigns........................................................................................ 89 12.10 Confidentiality. .................................................................................................... 93 12.11 Counterparts; Integration; Effectiveness. ............................................................. 94 12.12 Choice of Law Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trail. ............................................................................. 95 12.13 USA Patriot Act Notice ....................................................................................... 96 12.14 No Advisory or Fiduciary Responsibility ............................................................ 96

-v- 68576829_13 LIST OF SCHEDULES AND EXHIBITS SCHEDULES SCHEDULE 1.1(B) - COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES SCHEDULE 1.1(P) - PERMITTED LIENS SCHEDULE 6.2 - SUBSIDIARIES SCHEDULE 6.6(B) - INDEBTEDNESS AND LIABILITIES SCHEDULE 9.1 - PERMITTED INDEBTEDNESS EXHIBITS EXHIBIT A - ASSIGNMENT AND ASSUMPTION AGREEMENT EXHIBIT B - PERMITTED ACQUISITION CERTIFICATE EXHIBIT C - REVOLVING CREDIT NOTE EXHIBIT D - SWING LOAN NOTE EXHIBIT E - REVOLVING CREDIT LOAN REQUEST EXHIBIT F - SWING LOAN REQUEST EXHIBIT G - NEW LENDER JOINDER EXHIBIT H-1 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT H-2 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT H-3 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT H-4 - U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT I - QUARTERLY COMPLIANCE CERTIFICATE

68576829_13 CREDIT AGREEMENT THIS CREDIT AGREEMENT (as hereafter amended, the “Agreement”) is dated as of October 8, 2015 and is made by and among CHESAPEAKE UTILITIES CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”), Swing Loan Lender and Issuing Lender. The Borrower has requested the Lenders to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $150,000,000, including therein a Swing Loan subfacility and a Letter of Credit subfacility. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: ARTICLE 1 CERTAIN DEFINITIONS 1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise: Acquisition shall mean any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. Additional Commitment Lender shall have the meaning specified in Section 2.12(d) [(Additional Commitment Lenders]. Administrative Agent shall mean PNC Bank, National Association, and its successors and assigns, in its capacity as administrative agent hereunder. Administrative Agent’s Fee shall have the meaning specified in Section 2.3(a) [Fees]. Administrative Agent’s Letter shall have the meaning specified in Section 2.3(a) [Fees]. Administrative Questionnaire shall mean an administrative questionnaire in a form supplied by the Administrative Agent.

2 68576829_13 Affiliate shall mean, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Alternate Source shall have the meaning specified in the definition of LIBOR Rate. Anniversary Date shall have the meaning specified in Section 2.12(a) [Requests for Extension]. Anti-Terrorism Laws shall mean any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time. Applicable Margin shall mean the corresponding percentages per annum as set forth below based on the Total Indebtedness to Total Capitalization Ratio: Revolving Credit Loans Pricing Level Total Indebtedness to Total Capitalization Ratio Commitment Fee Letter of Credit Fee LIBOR + Base Rate + I Equal to or less than 35.0% 0.075% 0.875% 0.875% 0.000% II Greater than 35.0% but equal to or less than 50.0% 0.100% 1.000% 1.000% 0.000% III Greater than 50.0% but equal to or less than 60.0% 0.125% 1.125% 1.125% 0.125% IV Greater than 60.0% 0.175% 1.250% 1.250% 0.250% The Applicable Margin shall be determined and adjusted quarterly on the date on which the Borrower is required to provide a Compliance Certificate pursuant to Section 8.12(a) [Certificates; Notices; Additional Information] for the most recently ended fiscal quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on Pricing Level II until the Calculation Date related to the Compliance Certificate delivered for the fiscal quarter ended September 30, 2015, and, thereafter the Pricing Level shall be determined by reference to the Total Indebtedness to Total Capitalization Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide any Compliance Certificate when due as required by Section 8.12(a) [Certificates; Notices; Additional Information], the Applicable Margin from the date on which

3 68576829_13 such Compliance Certificate was required to have been delivered shall be based on Pricing Level IV until such time as such Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Total Indebtedness to Total Capitalization Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date, except as provided in the preceding sentence. Any adjustment in the Pricing Level shall be applicable to all extensions of credit then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Compliance Certificate delivered pursuant to Section 8.11(a) or (b) [Reporting Requirements] or Section 8.12(a) [Certificates; Notices; Additional Information] is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Loan or Letter of Credit Obligation is outstanding when such inaccuracy is discovered or such financial statement or Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Total Indebtedness to Total Capitalization Ratio in the corrected Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent (for the benefit of the applicable Lenders) the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4 [Administrative Agent’s Clawback]. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Section 5.1 [Payments] or Section 10.2 [Consequences of Event of Default] nor any of their other rights under this Agreement or any other Loan Document. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. Approved Fund shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Arrangers shall, collectively, mean PNC Capital Markets LLC and MLPFS. Assignment and Assumption shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.9 [Successors and Assigns]), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. Authorized Officer shall mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of the Borrower, or such other individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Borrower required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

4 68576829_13 BAML Fee shall have the meaning specified in Section 2.3(b) [Fees]. BAML Letter shall have the meaning specified in Section 2.3(b) [Fees]. Base Rate shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Federal Funds Open Rate, plus 0.5%, (ii) the Prime Rate, and (iii) the Daily LIBOR Rate, plus 1.00%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Base Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1(a)(i) [Revolving Credit Base Rate Options] or Section 4.1(b) [Swing Loan Interest Rate], as applicable. Borrower shall have the meaning specified in the introductory paragraph. Borrowing Date shall mean, with respect to any Loan, the date of the making, renewal or conversion thereof, which shall be a Business Day. Borrowing Tranche shall mean specified portions of Revolving Credit Loans outstanding as follows: (i) any Revolving Credit Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Revolving Credit Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Revolving Credit Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche. Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Lending Office of the Administrative Agent) and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market. Cash Collateralize shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lender or the Lenders, as collateral for Letter of Credit Obligations or obligations of Lenders to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. Cash Equivalents shall, collectively, mean such items described in clauses (i), (ii), (iii) and (iv) of the definition of Permitted Investments. Cash Management Agreements shall have the meaning specified in Section 2.6(f) [Swing Loans Under Cash Management Agreements].

5 68576829_13 Cash Management Bank shall mean any Person that, at the time it enters into an Other Lender Provided Financial Service Product, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Other Lender Provided Financial Service Product. CFTC shall mean the Commodity Futures Trading Commission. Change in Law shall mean the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any Law, (ii) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. Change of Control shall mean (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the Equity Interests of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated. CIP Regulations shall have the meaning specified in Section 11.12 [No Reliance on Administrative Agent’s Customer Identification Program]. Closing Date shall mean October 8, 2015. Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. Commitment shall mean, as to any Lender, its Revolving Credit Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Lenders. The term “Commitment” in reference to PNC only may also refer to its Swing Loan Commitment as the context may require, but does not refer to the aggregate of its Revolving Credit Commitment and its Swing Loan Commitment. Commitment Fee shall have the meaning specified in Section 2.3 [Commitment Fees].

6 68576829_13 Commodity Hedge shall mean commodity swaps, commodity options, forward commodity contracts and any other similar transactions entered into by the Borrower in the ordinary course of its business (only for hedging (rather than speculative) purposes) in order to provide protection to, or minimize the impact upon, the Borrower of increasing prices of commodities. Commodity Hedge Bank shall mean any Person that, at the time it enters into a Lender Provided Commodity Hedge, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Lender Provided Commodity Hedge. Commodity Hedge Liabilities shall have the meaning assigned in the definition of Lender Provided Commodity Hedge. Compliance Certificate shall have the meaning specified in Section 8.12(a) [Certificate of the Borrower]. Connection Income Taxes shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. Consolidated Net Worth shall mean as of any date, the sum of the amounts that would be shown on a consolidated balance sheet of the Borrower and its Subsidiaries at such date for (a) capital stock, (b) capital surplus and (c) the other components of stockholders’ equity. Consolidated Subsidiary shall mean with respect to any Person at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP. Consolidated Total Assets shall mean as of any date the aggregate amount at which the assets of the Borrower and its Subsidiaries would be shown on a consolidated balance sheet at such date. Control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Covered Entity shall mean (a) the Borrower and each of Borrower’s Subsidiaries and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. Current Indebtedness shall mean with respect to any Person, all Indebtedness for borrowed money and all Indebtedness secured by any Lien existing on property owned by that

7 68576829_13 Person (whether or not such Indebtedness have been assumed) which, in either case, is payable on demand or within one year from their creation, plus the aggregate amount of Guaranties by that Person of all such Indebtedness of other Persons, except: (a) any Indebtedness which is renewable or extendible at the option of the debtor to a date more than one year from the date of creation thereof; (b) any Indebtedness which, although payable within one year, constitutes principal payments on Indebtedness expressed to mature more than one year from the date of its creation and (c) Revolving Credit Loans and Guaranties of Revolving Credit Loans. Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day. Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) percent for purposes of this Agreement. Debtor Relief Laws shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. Defaulting Lender shall mean, subject to Section 2.10(b) [Defaulting Lender Cure], any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swing Loan Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swing Loan Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction

8 68576829_13 of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Official Body) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.10(b) [Defaulting Lender Cure]) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swing Loan Lender and each Lender. Disqualified Institution shall mean the Persons identified by the Borrower in writing to the Administrative Agent prior to the Closing Date, and, upon reasonable notice to the Administrative Agent, those Persons that are competitors of the Borrower and its Subsidiaries (or reasonably known, on the basis of their name, Affiliates of any such competitors (other than any such Affiliate that is a bona fide fixed income fund)) that are specified in writing from time to time by the Borrower on or after the Closing Date to the Administrative Agent. Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America. Drawing Date shall have the meaning specified in Section 2.9(c) [Disbursements, Reimbursement]. Effective Date shall mean the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement. Eligible Assignee shall mean any Person that meets the requirements to be an assignee under Section 12.9 [Successors and Assigns](b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.9 [Successors and Assigns] (b)(iii)). Environmental Laws means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions having the force of law relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment. Environmental Liability shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. Equity Interests shall mean, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other

9 68576829_13 rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. ERISA Event shall mean (a) with respect to a Pension Plan, a reportable event under Section 4043 of ERISA as to which event (after taking into account notice waivers provided for in the regulations) there is a duty to give notice to the PBGC; (b) a withdrawal by Borrower or any member of the ERISA Group from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any member of the ERISA Group from a Multiemployer Plan, notification that a Multiemployer Plan is in reorganization, or occurrence of an event described in Section 4041A(a) of ERISA that results in the termination of a Multiemployer Plan; (d) the filing of a notice of intent to terminate a Pension Plan in a distress termination, the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430.431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any member of the ERISA Group. ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. Event of Default shall mean any of the events described in Section 10.1 [Events of Default] and referred to therein as an “Event of Default.” Excluded Taxes shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on

10 68576829_13 amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (a) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.6(b) [Replacement of a Lender]) or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.9(g) [Status of Lenders], amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 5.9(g) [Status of Lenders], and (iv) any U.S. federal withholding Taxes imposed under FATCA (except to the extent imposed due to the failure of the Borrower to provide documentation or information to the IRS). Existing Expiration Date shall have the meaning specified in Section 2.12(a) [Requests for Extension]. Expiration Date shall mean, with respect to the Revolving Credit Commitments, October 8, 2020. Facility shall mean the revolving loan facility provided pursuant to Article 2. Facility Termination Date shall mean the date as of which all of the following shall have occurred: (a) the aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (i) contingent indemnification obligations that are not yet due and (ii) obligations and liabilities under any Lender Provided Interest Rate Hedge, Lender Provided Commodity Hedge and any Other Lender Provided Financial Service Product (other than any such obligations for which written notice has been received by the Administrative Agent that either (x) amounts are currently due and payable under any such Lender Provided Interest Rate Hedge, Lender Provided Commodity Hedge or Other Lender Provided Financial Service Product, as applicable, or (y) no arrangements reasonably satisfactory to the applicable Cash Management Bank, Commodity Hedge Bank or Interest Rate Hedge Bank, as applicable, have been made)), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto reasonably satisfactory to the Administrative Agent (to the extent the Administrative Agent is a party to such arrangements) and the Issuing Lender, including the provision of Cash Collateral, shall have been made). FATCA shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. Federal Funds Effective Rate shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and

11 68576829_13 announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced. Federal Funds Open Rate shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (for purposes of this definition, an “Open Rate Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Open Rate Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Open Rate Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to the Borrower, effective on the date of any such change. Foreign Lender shall mean a Lender that is not a U.S. Person. FPU Indebtedness means Florida Public Utilities Company’s 9.08% First Mortgage Bonds due June 1, 2022, which FPU Indebtedness is described on Schedule 9.1. Fronting Exposure shall mean, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Ratable Share of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Loan Lender, such Defaulting Lender’s Ratable Share of outstanding Swing Loans made by such Swing Loan Lender other than Swing Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. Fund shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. Funded Indebtedness shall mean with respect to any Person, without duplication: (a) its Indebtedness for borrowed money, other than Current Indebtedness; (b) its Indebtedness secured by any Lien existing on property owned by the Person (whether or not such Indebtedness have been assumed); (c) the aggregate amount of Guaranties of Indebtedness by the Person, other than Guaranties which constitute Current Indebtedness; (d) its Indebtedness under capitalized leases; (e) reimbursement obligations (contingent or otherwise) under any letter of credit agreement and (f) Indebtedness under any Interest Rate Hedges; provided that the amount of such

12 68576829_13 Indebtedness under any such Interest Rate Hedges on any date shall be deemed to be the Hedge Termination Value thereof as of such date. Funded Indebtedness to Total Adjusted Capitalization Ratio shall mean the ratio of (a) the aggregate principal amount of all outstanding secured and unsecured Funded Indebtedness of the Borrower plus secured and unsecured Funded Indebtedness of Subsidiaries (excluding Indebtedness owed by a Subsidiary to the Borrower or a Wholly-Owned Subsidiary) to (b) Total Adjusted Capitalization. GAAP shall mean U.S. generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles; Changes in GAAP], and applied on a consistent basis both as to classification of items and amounts. Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business. Hazardous Materials shall mean any and all pollutants, toxic or hazardous substances or other materials that have been determined by an Official Body to pose a hazard to human health and safety, or are regulated as a pollutant, contaminant, petroleum product, coal combustion residual, manufactured gas plant residual, toxic substance, hazardous substance, hazardous material or hazardous waste including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas, or similar restricted or prohibited substances. Hedge Termination Value shall mean, in respect of any one or more Interest Rate Hedges, after taking into account the effect of any legally enforceable netting agreement relating to such Interest Rate Hedges, (a) for any date on or after the date such Interest Rate Hedges have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Interest Rate Hedges, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Interest Rate Hedges (which may include a Interest Rate Hedge Bank). ICC shall have the meaning specified in Section 12.12(a) [Governing Law]. Increasing Lender shall have the meaning assigned to that term in Section 2.11(a) [Increasing Lenders and New Lenders]. Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, (iv) obligations under any Commodity Hedges, Interest Rate Hedges, currency swap

13 68576829_13 agreements or other similar agreements, (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business), or (vi) any Guaranty of Indebtedness for borrowed money. Indemnified Taxes shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes. Indemnitee shall have the meaning specified in Section 12.3(b) [Indemnification by the Borrower]. Information shall mean all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date of this Agreement, such information is clearly identified at the time of delivery as confidential. Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of the Borrower or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors; undertaken under any Law. Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the LIBOR Rate Option if the Borrower is renewing or converting to the LIBOR Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date. Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreements entered

14 68576829_13 into by the Borrower in the ordinary course of its business (only for hedging (rather than speculative) purposes) in order to provide protection to, or minimize the impact upon, the Borrower of increasing floating rates of interest applicable to Indebtedness. Interest Rate Hedge Bank shall mean any Person that, at the time it enters into a Lender Provided Interest Rate Hedge, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Lender Provided Interest Rate Hedge. Interest Rate Hedge Liabilities shall have the meaning assigned in the definition of Lender Provided Interest Rate Hedge. Interest Rate Option shall mean any LIBOR Rate Option or Base Rate Option or, solely with respect to Swing Loans, the Daily LIBOR Rate. Investment shall have the meaning specified in Section 9.3 [Loans and Investments]. IRS shall mean the United States Internal Revenue Service. ISP98 shall have the meaning specified in Section 12.12(a) [Governing Law]. Issuing Lender shall mean PNC, in its individual capacity as issuer of Letters of Credit hereunder. Law shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Official Body, foreign or domestic. Lender Provided Commodity Hedge shall mean a Commodity Hedge that is provided by a Commodity Hedge Bank to the Borrower or any Subsidiary the Borrower and with respect to which such Commodity Hedge Bank confirms to the Administrative Agent in writing prior to the execution thereof that it: (a) is documented in a Master Agreement or another reasonable and customary manner and (b) is entered into for hedging (rather than speculative) purposes. The liabilities owing to the Commodity Hedge Bank providing any Lender Provided Commodity Hedge (the “Commodity Hedge Liabilities”) by the Borrower shall, for purposes of this Agreement and all other Loan Documents be “Obligations” of the Borrower and otherwise treated as Obligations for purposes of the other Loan Documents. Lender Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is entered into between the Borrower and any Interest Rate Hedge Bank and with respect to which such Interest Rate Hedge Bank (or the Lender affiliated with such Interest Rate Hedge Bank) confirms to Administrative Agent in writing prior to the execution thereof that it: (a) is documented in a Master Agreement or another reasonable and customary manner and (b) is entered into for hedging (rather than speculative) purposes. The liabilities owing to the Interest Rate Hedge Bank providing any Lender Provided Interest Rate Hedge (the “Interest Rate Hedge Liabilities”) by

15 68576829_13 the Borrower shall, for purposes of this Agreement and all other Loan Documents be “Obligations” of the Borrower and otherwise treated as Obligations for purposes of the other Loan Documents. Lenders shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. Unless the context requires otherwise, the term “Lenders” includes the Swing Loan Lender. Lending Office shall mean, as to the Administrative Agent, the Issuing Lender or any Lender, the office or offices of such Person described as such in such Lender’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent. Letter of Credit shall have the meaning specified in Section 2.9(a) [Issuance of Letters of Credit]. Letter of Credit Borrowing shall have the meaning specified in Section 2.9(c) [Disbursements, Reimbursement]. Letter of Credit Fee shall have the meaning specified in Section 2.9(b) [Letter of Credit Fees]. Letter of Credit Obligation shall mean, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate Reimbursement Obligations and Letter of Credit Borrowings on such date. Letter of Credit Sublimit shall have the meaning specified in Section 2.9(a) [Issuance of Letters of Credit]. LIBOR Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. Notwithstanding the

16 68576829_13 foregoing, if the LIBOR Rate as determined under any method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement. The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. LIBOR Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 4.1(a)(ii) [Revolving Credit LIBOR Rate Option]. LIBOR Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing). Loan Documents shall mean this Agreement, the Administrative Agent’s Letter, the BAML Letter, the Notes and any other instruments, certificates or documents delivered in connection herewith or therewith. Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans and Swing Loans or any Revolving Credit Loan or Swing Loan. Master Agreement shall mean any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, any North American Energy Standard Board Master Agreement, or any other master agreement, including any related schedules and such obligations or liabilities thereunder. Material Adverse Change shall mean any set of circumstances or events which (a) has any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is material and adverse to the business, properties, assets, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, (c) impairs materially the ability of the Borrower to duly and punctually pay or perform any of the Obligations, or (d) impairs materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

17 68576829_13 Minimum Collateral Amount shall mean, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 102% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the Issuing Lender in their sole discretion. MLPFS shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successor and assigns. Month, with respect to an Interest Period under the LIBOR Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month. Multiemployer Plan shall mean any employee pension benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five plan years, has made or had an obligation to make such contributions, or to which the Borrower or any member of the ERISA Group has any liability (contingent or otherwise). New Lender shall have the meaning assigned to that term in Section 2.11(a) [Increasing Lenders and New Lenders]. Non-Consenting Lender shall mean any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 12.1 [Modifications, Amendments or Waivers] and (ii) has been approved by the Required Lenders. Non-Defaulting Lender shall mean, at any time, each Lender that is not a Defaulting Lender at such time. Non-Extending Lender shall have the meaning specified in Section 2.12(b) [Lender Elections to Extend]. Non-Recourse Debt shall mean Indebtedness that is nonrecourse to the Borrower or any Subsidiary or any asset of the Borrower or any Subsidiary. Notes shall mean collectively, and Note shall mean separately, the promissory notes in the form of Exhibit C evidencing the Revolving Credit Loans and in the form of Exhibit D evidencing the Swing Loan. Notice Date shall have the meaning specified in Section 2.12(b) [Lender Elections to Extend].

18 68576829_13 Obligation shall mean any obligation or liability of the Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with (i) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, (ii) any Lender Provided Interest Rate Hedge, (iii) any Lender Provided Commodity Hedge and (iv) any Other Lender Provided Financial Service Product. Official Body shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). Order shall have the meaning specified in Section 2.9(i) [Liability for Acts and Omissions]. Other Connection Taxes shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient (or an agent or affiliate thereof) and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). Other Lender Provided Financial Service Product shall mean agreements or other arrangements entered into between the Borrower and any Cash Management Bank that provides any of the following products or services to the Borrower or any of its Subsidiaries: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, or (f) cash management, including controlled disbursement, accounts or services. The liabilities owing to the Cash Management Bank providing any Other Lender Provided Financial Service Products to the Borrower shall, for purposes of this Agreement and all other Loan Documents be “Obligations” of the Borrower and otherwise treated as Obligations for purposes of the other Loan Documents. Other Taxes shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.6(b) [Replacement of a Lender]). Participant shall have the meaning specified in Section 12.9(d) [Participations].

19 68576829_13 Participant Register shall have the meaning specified in Section 12.9(d) [Participations]. Participation Advance shall have the meaning specified in Section 2.9(c) [Disbursements, Reimbursement]. Payment Date shall mean the first day of each calendar quarter after the Closing Date and on the Expiration Date, the applicable Specified Maturity Date or upon acceleration of the Notes. PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. Pension Plan shall mean at any time an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (including a “multiple employer plan” as described in Sections 4063 and 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 or Section 430 of the Code and either (i) is sponsored, maintained or contributed to by any member of the ERISA Group for employees of any member of the ERISA Group, (ii) has at any time within the preceding five years been sponsored, maintained or contributed to by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group, or in the case of a “multiple employer” or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years or (iii) or to which the Borrower or any member of the ERISA Group may have any liability (contingent or otherwise). Permitted Acquisition shall mean an Acquisition (the Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Borrower and its Subsidiaries pursuant to the terms of this Agreement, in each case so long as: (a) no Potential Default or Event of Default shall then exist or would exist after giving effect thereto; (b) the Administrative Agent shall have received not less than five (5) Business Days prior to the consummation of any Permitted Acquisition (or such later date as permitted by the Administrative Agent in its sole discretion), a Permitted Acquisition Certificate, executed by an Authorized Officer of the Borrower certifying that such Permitted Acquisition complies with the requirements of this Agreement and attaching (i) the final forms of the acquisition and purchase documents and (ii) evidence to the reasonable satisfaction of the Administrative Agent that, after giving effect to the Acquisition on a pro forma basis (with such Acquisition deemed to have occurred as of the first day of the applicable period of measurement), the Funded Indebtedness to Total Adjusted Capitalization Ratio of the Borrower shall be in pro forma compliance with the then applicable level set forth in Section 9.8 [Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio];

20 68576829_13 (c) (i) the Borrower is the surviving corporation after such Acquisition if it is the constituent party thereto acquiring such Target, and (ii) if a Subsidiary is a party to such Acquisition, the surviving Person after such Acquisition shall be a direct or indirect Wholly-Owned Subsidiary; and (d) such Acquisition shall not be a “hostile” Acquisition and shall have been approved by the board of directors (or equivalent) and/or shareholders (or equivalent) of the Borrower and the Target, in each case, to the extent required by applicable Law or such Person’s organizational documents. Permitted Acquisition Certificate shall mean a certificate substantially the form of Exhibit B or any other form approved by the Administrative Agent. Permitted Investments shall mean: (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition; (ii) commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor’s or P-1 by Moody’s Investors Service, Inc. on the date of acquisition; (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor’s on the date of acquisition; (iv) money market or mutual funds whose investments are limited to those types of investments described in clauses (i)-(iii) above; and (v) investments made under the Cash Management Agreements or under cash management agreements with any other Lenders. Permitted Liens shall mean: (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable; (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs; (iii) Liens of mechanics, materialmen, warehousemen, carriers, suppliers or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

21 68576829_13 (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of letters of credit, bids, tenders, contracts (other than for the repayment of borrowed money or for Interest Rate Hedges or Commodity Hedges) or leases, not in excess of the aggregate amount due thereunder or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business; (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use; (vi) Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Borrower or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Borrower or a Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have assumed), provided that (i) any Indebtedness secured by such Liens is then permitted by Section 9.1(c) [Indebtedness], (ii) no such Lien shall have been created in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property and (iii) no such Lien shall extend to or cover any property not originally subject thereto, other than improvements to the property originally subject thereto; (vii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), and any renewal, extension or refunding of any such Lien, provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien; (viii) Liens securing Indebtedness relating to purchase money security interests, capitalized leases and first mortgage bonds permitted in Section 9.1(c)(i) [Indebtedness]; provided that (i) any such Indebtedness secured by such Liens is then permitted by Section 9.1(c)(i) [Indebtedness] and (ii) no such Lien shall extend to or cover any property not originally subject thereto, other than improvements to the property originally subject thereto; (ix) Liens on cash and Cash Equivalents in an aggregate amount not to exceed $15,000,000 at any time to secure Indebtedness arising under Commodity Hedges which Liens are granted pursuant to a Master Agreement or pursuant to the rules of a designated contract market; provided that any such Indebtedness secured by such Liens is then permitted by Section 9.1(c) [Indebtedness]; (x) Liens on property of a Subsidiary, provided that they secure only Indebtedness owing to the Borrower or a Wholly-Owned Subsidiary that is permitted under Section 9.1 [Indebtedness]; (xi) Non-exclusive licenses, leases or subleases granted to other Persons in the ordinary course of business and not interfering in any material respect with the business of the Borrower and its Subsidiaries; (xii) customary bankers’ Liens and rights of setoff arising, in each case, by operation of law and incurred on deposits made in the ordinary course of business;

22 68576829_13 (xiii) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not, in the aggregate, materially impair the ability of the Borrower to perform its Obligations hereunder or under the other Loan Documents: (1) claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty; provided that the Borrower maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien; (2) claims, Liens or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; (3) claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or (4) Liens resulting from final judgments or orders described in Section 10.1(f) [Final Judgments or Orders]; and (xiv) Other Liens not otherwise permitted pursuant to clauses (i) through (x) above securing Indebtedness permitted in Section 9.1(c)(i) [Indebtedness]; provided that (i) any such Indebtedness secured by such Liens is then permitted by Section 9.1(c)(i) [Indebtedness] and (ii) no such Lien shall extend to or cover any property not originally subject thereto, other than improvements to the property originally subject thereto. Person shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity. Plan shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any member of the ERISA Group or any such Plan to which the Borrower or any member of the ERISA Group is required to contribute on behalf of any of its employees. Platform shall mean Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. PNC shall mean PNC Bank, National Association, its successors and assigns. Potential Default shall mean any event or condition which with notice or passage of time, or both, would constitute an Event of Default. Prime Rate shall mean the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged commercial borrowers or others by the

23 68576829_13 Administrative Agent. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. Principal Office shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania. Published Rate shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period: provided that if no such rate is published therein for any reason, then the Published Rate shall be the rate at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market for a one month period either (i) as published in another publication selected by the Administrative Agent or (ii) in an Alternate Source (or if there shall at any time, for any reason, no longer exist any such reference or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)). Ratable Share shall mean with respect to a Lender’s obligation to make Revolving Credit Loans, participate in Letters of Credit and other Letter of Credit Obligations, participate in Swing Loans, and receive payments, interest, and fees related thereto and all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the sum of the aggregate amount of the Revolving Credit Commitments of all Lenders; provided however that if the Revolving Credit Commitments have terminated or expired, the computation in this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments, and not on the current amount of the Revolving Credit Commitments and provided further in the case of Section 2.10 [Defaulting Lenders] when a Defaulting Lender shall exist, “Ratable Share” shall mean the percentage of the aggregate Revolving Credit Commitments (disregarding any Defaulting Lender’s Revolving Credit Commitment) represented by such Lender’s Revolving Credit Commitment. Recipient shall mean (i) the Administrative Agent, (ii) any Lender and (iii) the Issuing Lender, as applicable. Reimbursement Obligation shall have the meaning specified in Section 2.9(c) [Disbursements, Reimbursement]. Related Parties shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. Reportable Compliance Event shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti- Terrorism Law.

24 68576829_13 Required Lenders shall mean Lenders (other than any Defaulting Lender) having more than 50% of the sum of the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender). The amount of any participation in any Swing Line Loan and required but unreimbursed amounts in respect of Letters of Credit that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or Issuing Lender, as the case may be, in making such determination. Required Share shall have the meaning assigned to such term in Section 5.11 [Settlement Date Procedures]. Revolving Credit Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders. Revolving Credit Loan Request shall have the meaning specified in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests]. Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or Section 2.9(c) [Disbursements, Reimbursement]. Revolving Facility Usage shall mean at any time the sum of the outstanding Revolving Credit Loans, the outstanding Swing Loans, and the Letter of Credit Obligations. Sanctioned Country shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law. Sanctioned Person shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions) or sanctions, under any Anti- Terrorism Law. SEC shall mean the Securities and Exchange Commission. Secured Parties shall mean, collectively, the Administrative Agent, the Lenders, the Issuing Lender, Commodity Hedge Banks, Interest Rate Hedge Banks, Lenders or Affiliates thereof that are owed Interest Rate Hedge Liabilities, Commodity Hedge Liabilities or obligations under Other Lender Provided Financial Service Products, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, and the other Persons to whom the Obligations are owing.

25 68576829_13 Settlement Date shall mean the Business Day on which the Administrative Agent elects to effect settlement pursuant Section 5.11 [Settlement Date Procedures]. Solvent shall mean, with respect to any Person on any date of determination, taking into account any right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Specified Maturity Date shall have the meaning specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals]. Standard & Poor’s shall mean Standard & Poor’s Ratings Services and any successor thereto. Statements shall have the meaning specified in Section 6.6(a). [Historical Statements]. Subsidiary of any Person at any time shall mean any corporation, trust, partnership, limited liability company or other business entity (i) of which more than 50% of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (ii) which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries. Subsidiary Equity Interests shall have the meaning specified in Section 6.1(b) [Subsidiaries and Owners; Investment Companies]. Swing Loan Commitment shall mean PNC’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1(b) [Swing Loan Commitment] hereof in an aggregate principal amount up to $15,000,000. Swing Loan Lender shall mean PNC, in its capacity as a lender of Swing Loans.

26 68576829_13 Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit D evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part. Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.5(b) [Swing Loan Requests] hereof. Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC to the Borrower pursuant to Section 2.1(b) [Swing Loan Commitment] hereof. Taxes shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto. Total Adjusted Capitalization means at any date, the aggregate amount at that date, as determined on a consolidated basis, of the Funded Indebtedness of the Borrower and its Subsidiaries, plus Consolidated Net Worth. Total Capitalization means at any date, the aggregate amount at that date, as determined on a consolidated basis, of the Funded Indebtedness of the Borrower and its Subsidiaries, plus (without duplication) Current Indebtedness of the Borrower and its Subsidiaries plus Consolidated Net Worth. Total Indebtedness to Total Capitalization Ratio shall mean, as of any date of determination, the ratio of (a) Funded Indebtedness of the Borrower and its Subsidiaries plus (without duplication) Current Indebtedness of the Borrower and its Subsidiaries on such date to (b) Total Capitalization on such date. UCP shall have the meaning specified in Section 12.12(a) [Governing Law]. USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. U.S. Person shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. U.S. Tax Compliance Certificate shall have the meaning specified in Section 5.9(g)(ii)(B)(III) [Status of Lenders]. Wholly-Owned Subsidiary shall mean any Subsidiary whose financial results are consolidated with the financial results of the Borrower, and all of the Equity Interests of which (except director’s qualifying shares) are owned by the Borrower and/or one or more Wholly- Owned Subsidiaries of the Borrower. Withholding Agent shall mean the Borrower and the Administrative Agent.

27 68576829_13 1.2 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (iii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (iv) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (v) reference to any Person includes such Person’s successors and assigns; (vi) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated (subject to any restrictions on such amendments, supplements or modifications set forth herein); (vii) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (viii) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time (ix) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (x) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (xi) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (xii) unless otherwise specified, all references herein to times of day shall constitute references to Eastern Time. 1.3 Accounting Principles; Changes in GAAP. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Article 9 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Article 9 [Negative Covenants]) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the Closing Date applied on a basis consistent with those used in preparing Statements referred to in Section 6.6(a) [Historical Statements]. Notwithstanding the foregoing, if the Borrower notifies the Administrative Agent in writing that the Borrower wishes to amend any financial covenant in Article 9 [Negative Covenants]of this Agreement, any related definition and/or the definition of the term Total Indebtedness to Total Capitalization Ratio for purposes of interest, Letter of Credit Fee and Commitment Fee determinations to eliminate the effect of any change in GAAP occurring after the Closing Date on the operation of such financial covenants and/or interest, Letter of Credit Fee or Commitment Fee determinations (or if the Administrative Agent notifies the Borrower in writing that the Required Lenders wish to amend any financial covenant in Article 9 [Negative Covenants], any related definition and/or the definition of the term Total Indebtedness to Total Capitalization Ratio for purposes of interest, Letter of Credit Fee and Commitment Fee determinations to eliminate the effect of any such change in GAAP), then the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratios or

28 68576829_13 requirements to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, the Borrower’s compliance with such covenants and/or the definition of the term Total Indebtedness to Total Capitalization Ratio for purposes of interest, Letter of Credit Fee and Commitment Fee determinations shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenants or definitions are amended in a manner satisfactory to the Borrower and the Required Lenders, and the Borrower shall provide to the Administrative Agent, when they deliver their financial statements pursuant to Sections 8.11(b) [Quarterly Financial Statements] and 8.11(a) [Annual Financial Statements] of this Agreement, such reconciliation statements as shall be reasonably requested by the Administrative Agent. ARTICLE 2 REVOLVING CREDIT AND SWING LOAN FACILITIES 2.1 Revolving Credit Commitments. (a) Revolving Credit Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the Closing Date to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations and (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1. (b) Swing Loan Commitment. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth and the agreements of the other Lenders set forth in Section 2.6 [Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans] with respect to Swing Loans, and in order to facilitate loans and repayments between Settlement Dates, PNC may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the Closing Date to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $15,000,000, provided that after giving effect to such Swing Loan (i) the aggregate amount of any Lender’s Revolving Credit Loans plus such Lender’s Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations shall not exceed such Lender’s Revolving Credit Commitment and (ii) the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(b). 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to fund each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share.

29 68576829_13 The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swing Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date. 2.3 Fees. (a) Accruing at all times from the Closing Date until the Expiration Date (and without regard to whether the conditions to making Revolving Credit Loans are then met), the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Margin for Commitment Fee (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) multiplied by the average daily difference between the amount of (i) the Revolving Credit Commitments minus (ii) the Revolving Facility Usage (provided however, that solely in connection with determining the share of each Lender in the Commitment Fee, the Revolving Facility Usage with respect to the portion of the Commitment Fee allocated to PNC shall include the full amount of the outstanding Swing Loans, and with respect to the portion of the Commitment Fee allocated by the Administrative Agent to all of the Lenders other than PNC, such portion of the Commitment Fee shall be calculated (according to each such Lender's Ratable Share) as if the Revolving Facility Usage excludes the outstanding Swing Loans); provided that no Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Commitment Fee that otherwise would have been required to have been paid to that Defaulting Lender). Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date. (b) The Borrower shall pay to (a) the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower, PNC Capital Markets LLC and Administrative Agent, as amended from time to time and (b) MLPFS a nonrefundable fee (the “BAML Fee”) under the terms of a letter (the “BAML Letter”) among the Borrower, MLPFS and Bank of America, N.A., as amended from time to time. 2.4 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three (3) Business Days’ notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments (ratably among the Lenders in proportion to their Ratable Shares); provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Revolving Facility Usage would exceed the aggregate Revolving Credit Commitments of the Lenders. Any such reduction shall be in an amount equal to $5,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect. Any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the

30 68576829_13 full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced or terminated. Any notice to reduce the Revolving Credit Commitments under this Section 2.4 shall be irrevocable. 2.5 Revolving Credit Loan Requests; Conversions and Renewals; Swing Loan Requests. (a) Revolving Credit Loan Requests; Conversions and Renewals. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 10:00 a.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Revolving Credit Loans; and (ii) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Revolving Credit Loan, of a duly completed request therefor substantially in the form of Exhibit E or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Revolving Credit Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (A) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, (B) if applicable, the Interest Period, which amounts shall be in (x) integral multiples of $100,000 and not less than $1,000,000 for each Borrowing Tranche under the LIBOR Rate Option, and (y) integral multiples of $100,000 and not less than $500,000 for each Borrowing Tranche under the Base Rate Option and (C) if the Borrower so chooses, a term, expressed as a number of days (which shall in no event end later than the Expiration Date), beyond which such Borrowing Tranche may not be outstanding (the last day of such term the “Specified Maturity Date”). (b) Swing Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Swing Loan Lender to make Swing Loans by delivery to the Swing Loan Lender not later than 12:00 noon on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit N hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swing Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be not less than $100,000. 2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans.

31 68576829_13 (a) Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Revolving Credit Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests], notify the applicable Lenders of its receipt of such Revolving Credit Loan Request specifying the information provided by the Borrower and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit its apportioned share (as provided to it by the Administrative Agent) of the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Each Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., on the applicable Borrowing Date. (b) Repayment of Swing Loans. The Borrower shall repay the principal amount of each Swing Loan no later than on the earlier of (i) the Expiration Date and (ii) the tenth (10th) Business Day after the date such Swing Loan was advanced by the Swing Loan Lender. A Swing Loan may not be repaid with the proceeds from another Swing Loan. (c) Making Swing Loans. So long as PNC elects to make Swing Loans, Swing Loan Lender shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5(b), [Swing Loan Requests] fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 4:00 p.m. on the Borrowing Date. Immediately upon the making of a Swing Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Loan Lender a risk participation in such Swing Loan in an amount equal to the product of such Lender’s Ratable Share times the amount of such Swing Loan. (d) Repayment of Revolving Credit Loans. The Borrower shall repay the principal amount of each Revolving Credit Loan no later than on the earlier of (i) the Expiration Date and (ii) the applicable Specified Maturity Date, if any, specified pursuant to clause (C) of the last sentence of Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals] in the Revolving Credit Loan Request related to such Revolving Credit Loan. (e) Borrowings to Repay Swing Loans. (i) PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of any or all of the outstanding Swing Loans, and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans with respect to which repayment is demanded, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letter of Credit Obligations and minus its Ratable Share of any Swing Loans not so being repaid. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5(a) [Revolving Credit Loan Requests] without regard to any of the requirements

32 68576829_13 of that provision. PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.6(e) and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5(a) [Revolving Credit Loan Requests] or in Section 7.2 [Each Loan or Letter of Credit] are then satisfied) by the time PNC so requests, which shall not be earlier than 3:00 p.m. on the next succeeding Business Day following the date the Lenders receive such notice from PNC. (ii) With respect to any Swing Loan that is not refinanced into Revolving Credit Loans in whole or in part as contemplated by Section 2.6(e)(i), because of the Borrower’s failure to satisfy the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements, or for any other reason, each Lender shall fund its risk participation in the applicable Swing Loan. Each Lender’s payment to the Swing Loan Lender pursuant to this Section 2.6(e)(ii) shall be deemed to be a payment in respect of its risk participation in such Swing Loan from such Lender in satisfaction of its risk participation obligation under Section 2.6(c) [Making Swing Loans]. (iii) If any Lender fails to make available to the Administrative Agent for the account of PNC (as the Swing Loan Lender) any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.6(e) by the time specified in Section 2.6(e)(i), the Swing Loan Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Loan Lender at a rate per annum equal to the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Loan Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan or funded participation, as applicable, with respect to such prepayment. A certificate of the Swing Loan Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. (f) Swing Loans Under Cash Management Agreements. In addition to making Swing Loans pursuant to the foregoing provisions of Section 2.6(c) [Making Swing Loans], without the requirement for a specific request from the Borrower pursuant to Section 2.5(b) [Swing Loan Requests], PNC as the Swing Loan Lender may make Swing Loans to the Borrower in accordance with the provisions of the agreements between the Borrower and such Swing Loan Lender relating to the Borrower’s deposit, sweep and other accounts at such Swing Loan Lender and related arrangements and agreements regarding the management and investment of the Borrower’s cash assets as in effect from time to time (the “Cash Management Agreements”) to the extent of the daily aggregate net negative balance in the Borrower’s accounts which are subject to the provisions of the Cash Management Agreements. Swing Loans made pursuant to this Section 2.6(f) in accordance with the provisions of the Cash Management Agreements shall (i) be subject to the limitations as to aggregate amount set forth in Section 2.1(b) [Swing Loan

33 68576829_13 Commitment], (ii) not be subject to the limitations as to individual amount set forth in Section 2.5(b) [Swing Loan Requests], (iii) be payable by the Borrower, both as to principal and interest, at the rates and times set forth in the Cash Management Agreements (but in no event later than the Expiration Date), (iv) not be made at any time after such Swing Loan Lender has received written notice of the occurrence of an Event of Default and so long as such shall continue to exist, or, unless consented to by the Required Lenders, a Potential Default and so long as such shall continue to exist, (v) if not repaid by the Borrower in accordance with the provisions of the Cash Management Agreements, be subject to each Lender’s obligation pursuant to Section 2.6(e) [Borrowings to Repay Swing Loans], and (vi) except as provided in the foregoing subsections (i) through (v), be subject to all of the terms and conditions of this Section 2. 2.7 Notes. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans and Swing Loans made to it by each Lender, together with interest thereon, shall be evidenced, at the request of such Lender, by a Revolving Credit Note and the Swing Loan Note each dated the Closing Date payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment or Swing Loan Commitment, as applicable, of such Lender. 2.8 Reserved. 2.9 Letter of Credit Subfacility. (a) Issuance of Letters of Credit. The Borrower may at any time prior to the Expiration Date request the issuance of a standby letter of credit (each a “Letter of Credit”) for its own account or the account of any Subsidiary (in which case the Borrower and such Subsidiary shall be co-applicants with respect to such Letter of Credit), or the amendment or extension of an existing Letter of Credit, by delivering or transmitting electronically to the Issuing Lender (with a copy to the Administrative Agent) a completed application for letter of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. The Borrower shall authorize and direct the Issuing Lender to name the Borrower or any Subsidiary as the “Applicant” or “Account Party” of each Letter of Credit. Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. (i) Unless the Issuing Lender has received notice from any Lender, the Administrative Agent or the Borrower, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Issuing Lender or any of the Issuing Lender’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than the Expiration Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $15,000,000 (the “Letter of Credit

34 68576829_13 Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (ii) Notwithstanding Section 2.9(a)(i), the Issuing Lender shall not be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Official Body or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing the Letter of Credit, or any Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Official Body with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the Issuing Lender with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it, (ii) the issuance of the Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally or (iii) any Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuer Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.10(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Issuer Lender Obligations as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. (b) Letter of Credit Fees. The Borrower shall pay (i) to the Administrative Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Margin for Letters of Credit times the daily amount available to be drawn under each Letter of Credit, and (ii) to the Issuing Lender for its own account a fronting fee equal to 0.125% per annum on the daily amount available to be drawn under each Letter of Credit. All Letter of Credit Fees and fronting fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable quarterly in arrears on each Payment Date following issuance of each Letter of Credit. The Borrower shall also pay to the Issuing Lender for the Issuing Lender’s sole account the Issuing Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. (c) Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

35 68576829_13 (i) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”) the Issuing Lender prior to 12:00 noon on each date that an amount is paid by the Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of the Issuing Lender an amount equal to the amount so paid by the Issuing Lender. In the event the Borrower fails to reimburse the Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit by 12:00 noon on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent or Issuing Lender pursuant to this Section 2.9(c)(i) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.9(c)(i) make available to the Administrative Agent for the account of the Issuing Lender an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9(c) [Disbursements; Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m. on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and the Issuing Lender will promptly give notice (as described in Section 2.9(c)(i) above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or the Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.9(c)(ii). (iii) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9(c)(i), because of the Borrower’s failure to satisfy the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Lender a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of the Issuing Lender pursuant to Section 2.9(c) [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its

36 68576829_13 participation in such Letter of Credit Borrowing (each a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.9(c). (d) Repayment of Participation Advances. (i) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Issuing Lender under such a Letter of Credit, the Administrative Agent on behalf of the Issuing Lender will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain for the account of the Issuing Lender the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Lender. (ii) If the Administrative Agent is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of any payment made by the Borrower to the Administrative Agent for the account of the Issuing Lender pursuant to this Section in reimbursement of a payment made under any Letter of Credit or interest or fees thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of the Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time. (e) Documentation. The Borrower agrees to be bound by the terms of the Issuing Lender’s application and agreement for letters of credit and the Issuing Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from the Borrower’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. (f) Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. (g) Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9(c) [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing

37 68576829_13 Lender upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which the Borrower may have against the Issuing Lender or any of its Affiliates, any Lender or any other Person for any reason whatsoever; (ii) the failure of the Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Sections 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests; Swing Loan Requests], 2.6 [Making Revolving Credit Loans and Swing Loans; Etc.] or 7.2 [Each Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9(c) [Disbursements, Reimbursement]; (iii) any lack of validity or enforceability of any Letter of Credit; (iv) any claim of breach of warranty that might be made by the Borrower or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which the Borrower or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Issuing Lender or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or Subsidiaries of the Borrower and the beneficiary for which any Letter of Credit was procured); (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Issuing Lender or any of its Affiliates has been notified thereof; (vi) payment by the Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

38 68576829_13 (viii) any failure by the Issuing Lender or any of its Affiliates to issue any Letter of Credit in the form requested by the Borrower, unless the Issuing Lender has received written notice from the Borrower of such failure within three Business Days after the Issuing Lender shall have furnished the Borrower and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or Subsidiaries of the Borrower; (x) any breach of this Agreement or any other Loan Document by any party thereto; (xi) the occurrence or continuance of an Insolvency Proceeding with respect to the Borrower; (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing; (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. (h) Indemnity. The Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Lender and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Issuing Lender or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuing Lender as determined by a final non-appealable judgment of a court of competent jurisdiction. (i) Liability for Acts and Omissions. As between the Borrower and the Issuing Lender, or the Issuing Lender’s Affiliates, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for any of the following, including any losses or damages to the Borrower or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Issuing Lender or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such

39 68576829_13 Letter of Credit or any other claim of the Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender or its Affiliates, as applicable, including any act or omission of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Issuing Lender from liability for the Issuing Lender’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Issuing Lender or its Affiliates be liable to the Borrower for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender or its Affiliates under any resulting liability to the Borrower or any Lender. (j) Issuing Lender Reporting Requirements. Each Issuing Lender shall, on the first Business Day of each month, provide to Administrative Agent and Borrower a schedule of

40 68576829_13 the Letters of Credit issued by it, in form and substance satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), and the expiration date of any Letter of Credit outstanding at any time during the preceding month, and any other information relating to such Letter of Credit that the Administrative Agent may request. 2.10 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 [Default] or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.2(b) [Set-Off] shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swing Loan Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 5.12 [Cash Collateral]; fourth, as the Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 5.12 [Cash Collateral]; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swing Loan Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swing Loan Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowing in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.2 [Each Loan or Letter of Credit] were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all Non-Defaulting Lenders on a pro

41 68576829_13 rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowing owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swing Loans are held by the Lenders pro rata in accordance with the Commitments under the Facility without giving effect to Section 2.10(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure]. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.10(a)(i) [Defaulting Lender Waterfall] shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Ratable Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.12 [Cash Collateral]. (C) With respect to any Commitment Fee or Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swing Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender and Swing Loan Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swing Loan Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swing Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Facility Usage of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Loans in an amount equal to the Swing Loan Lender’s Fronting Exposure and (y) second, Cash

42 68576829_13 Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 5.12 [Cash Collateral]. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Loan Lender and Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Loans to be held pro rata by the Lenders in accordance with the Commitments under the Facility (without giving effect to Section 2.10 (a)(iv) [Reallocation of Participations to Reduce Fronting Exposure], whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Loan Lender shall not be required to fund any Swing Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.11 Increase in Revolving Credit Commitments. (a) Increasing Lenders and New Lenders. The Borrower may, at any time, request that (1) the current Lenders increase their Revolving Credit Commitments (any current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) or (2) one or more new lenders (each a “New Lender”) join this Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions: (i) No Obligation to Increase. No current Lender shall be obligated to increase its Revolving Credit Commitment and any increase in the Revolving Credit Commitment by any current Lender shall be in the sole discretion of such current Lender; (ii) Defaults. There shall exist no Events of Default or Potential Default on the effective date of such increase and after giving effect to such increase; (iii) Aggregate Revolving Credit Commitments. After giving effect to such increase, the total Revolving Credit Commitments shall not exceed $200,000,000; (iv) Minimum Revolving Credit Commitments. After giving effect to such increase, the amount of the Revolving Credit Commitments provided by each of the New Lenders and each of the Increasing Lenders shall be at least $15,000,000, unless such amount is greater than the then remaining increase available under Section 2.11(a)(iii);

43 68576829_13 (v) Resolutions; Opinion. The Borrower shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by the Borrower, and (2) an opinion of counsel addressed to the Administrative Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Borrower; (vi) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender to whom a Note was previously issued a replacement revolving credit Note reflecting the new amount of such Increasing Lender's Revolving Credit Commitment after giving effect to the increase (and the prior Note, if any, issued to such Increasing Lender shall be deemed to be terminated) and (2) to each New Lender requesting a Note a revolving credit Note reflecting the amount of such New Lender's Revolving Credit Commitment; (vii) Approval of New Lenders. Any New Lender shall be subject to the approval of the Administrative Agent, the Issuing Lender and the Swing Loan Lender, not to be unreasonably withheld or delayed; (viii) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent at least five (5) days before the effective date of such increase; and (ix) New Lenders--Joinder. Each New Lender shall execute a lender joinder in substantially the form of Exhibit G pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such lender joinder. (b) Treatment of Outstanding Loans and Letters of Credit. (i) Borrowing of New Loans. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Section 2.11. (ii) Outstanding Letters of Credit and Loans. On the effective date of such increase, each Increasing Lender and each New Lender (x) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (y) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances. 2.12 Extension of Expiration Date. (a) Requests for Extension. The Borrower may extend the Expiration Date then in effect hereunder (the “Existing Expiration Date”) for up to two (2) additional one-year periods, by written notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier

44 68576829_13 than 45 days and not later than 30 days prior to any anniversary of the Closing Date (each such anniversary, the “Anniversary Date”), by requesting that each Lender extend such Lender’s Expiration Date for an additional 364 days from the Existing Commitment Termination Date. (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by written notice to the Administrative Agent given not earlier than 30 days prior to the applicable Anniversary Date and not later than the date (the “Notice Date”) that is 20 days prior to the applicable Anniversary Date, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Expiration Date (a “Non-Extending Lender”) shall notify the Administrative Agent in writing of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower in writing of each Lender’s determination under this Section 2.12 no later than the date 15 days prior to the applicable Anniversary Date (or, if such date is not a Business Day, on the next Business Day). (d) Additional Commitment Lenders. The Borrower shall have the right on or before the Existing Expiration Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees, which may be a then existing Lender (each, an “Additional Commitment Lender”) with the approval of the Administrative Agent, Swing Loan Lender and the Issuing Lender (which approvals shall not be unreasonably withheld), each of which Additional Commitment Lenders shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the Existing Expiration Date, undertake a Revolving Credit Commitment (and, if any such Additional Commitment Lender is already a Lender, its Revolving Credit Commitment shall be in addition to such Lender’s Revolving Credit Commitment hereunder on such date). (e) Minimum Extension Requirement. If (and only if) the total of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Expiration Date and the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Existing Expiration Date, then, effective as of the Existing Expiration Date, the Expiration Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling 364 days after the Existing Expiration Date (except that, if such date is not a Business Day, such Expiration Date as so extended shall be the preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. (f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Expiration Date pursuant to this Section shall not be effective with respect to any Lender unless:

45 68576829_13 (i) as of the date of such extension of the Expiration Date and after giving effect thereto, the representations and warranties of the Borrower shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section, the representations and warranties contained in Section 6.6 [Financial Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11 [Reporting Requirements]; (ii) no Event of Default or Potential Default shall have occurred and be continuing on the date of such extension of the Expiration Date and after giving effect thereto; and (iii) on or before the Expiration Date of each Non-Extending Lender, (x) the Borrower shall have paid in full the principal of and interest on all of the Loans made by such Non-Extending Lender to the Borrower hereunder and (y) the Borrower shall have paid in full all other Obligations owing to such Lender hereunder and under the other Loan Documents (it being understood that after giving effect to this clause (iii) with respect to any Non-Extending Lender, such Non-Extending Lender’s Commitment shall be deemed terminated on the Existing Expiration Date and such Non-Extending Lender shall no longer be a “Lender” hereunder). ARTICLE 3 RESERVED ARTICLE 4 INTEREST RATES 4.1 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option, the LIBOR Rate Option or the Daily LIBOR Rate set forth below applicable to the Revolving Credit Loans or the Swing Loans, respectively, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than six (6) Borrowing Tranches of Revolving Credit Loans; provided further that if an Event of Default or Potential Default exists and is continuing, the Borrower may not request, convert to, or renew the LIBOR Rate Option for any Revolving Credit Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the LIBOR Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 5.10 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate. (a) Revolving Credit Interest Rate Options. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

46 68576829_13 (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or (ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate as determined for each applicable Interest Period plus the Applicable Margin. (b) Swing Loan Interest Rate. Borrower shall have the right to select the Base Rate Option applicable to Revolving Credit Loans or the Daily LIBOR Rate to apply to the Swing Loans. (c) Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Revolving Credit Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made. 4.2 Interest Periods. At any time when the Borrower shall select, convert to or renew a LIBOR Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Revolving Credit Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a LIBOR Rate Option: (a) Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the LIBOR Rate Option shall be in integral multiples of, and not less than, the respective amounts set forth in Section 2.5(a) [Revolving Credit Loan Requests]; and (b) Renewals. In the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day. 4.3 Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default as described in Section 10.1(a) [Payments Under Loan Documents] or Section 10.1(k) [Insolvency Proceedings, Solvency; Attachment] and at the discretion of the Administrative Agent or upon written demand by the Required Lenders to the Administrative Agent with respect to the occurrence of any other Event of Default and until such time such Event of Default shall have been cured or waived: (a) Letter of Credit Fees. The Letter of Credit Fees pursuant to Section 2.9(b) [Letter of Credit Fees] shall be increased by 2.0% per annum; (b) Interest Rate. Each Loan shall bear the rate of interest applicable to Revolving Credit Loans under the Base Rate Option plus 2.0% per annum;

47 68576829_13 (c) Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable to Revolving Credit Loans under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable until the time such Obligation is paid in full; and (d) Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent. 4.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available. (a) Unascertainable. If on any date on which a LIBOR Rate would otherwise be determined, the Administrative Agent shall have determined that: (i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate, then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights]. (b) Illegality; Increased Costs; Deposits Not Available. If at any time any Lender shall have determined that: (i) the making, maintenance or funding of any Loan to which a LIBOR Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or (ii) such LIBOR Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBOR Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights]. (c) Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 4.4(a) [Unascertainable] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4(b) [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify

48 68576829_13 the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBOR Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.4(a) [Unascertainable] and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a LIBOR Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 4.4(b) [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.6 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date. 4.5 Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, as applicable to Revolving Credit Loans, commencing upon the last day of the existing Interest Period. If the Borrower provides any Revolving Credit Loan Request related to a Loan at the LIBOR Rate Option but fails to identify an Interest Period therefor, such Revolving Credit Loan Request shall be deemed to request an Interest Period of one month. Any Revolving Credit Loan Request that fails to select an Interest Rate Option shall be deemed to be a request for the Base Rate Option. ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE 5.1 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of the Swing Loan Lender with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event

49 68576829_13 payments are received by 11:00 a.m. by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders interest at the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement. 5.2 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees and Letter of Credit Fees (but excluding the Administrative Agent’s Fee and the Issuing Lender’s fronting fee) shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Sections 4.4(c) [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [LIBOR Rate Unascertainable; Etc.], 5.6(b) [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees and Letter of Credit Fees, as set forth in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to the Swing Loan Lender according to Section 2.6(e) [Borrowings to Repay Swing Loans]. 5.3 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata share of the amount such Lender is entitled thereto, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and (ii) the provisions of this Section 5.3 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment

50 68576829_13 of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 5.4 Administrative Agent’s Clawback. (a) Reserved. (b) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. 5.5 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date and the Expiration Date or the applicable Specified Maturity Date. Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period and the Expiration Date or the applicable Specified Maturity Date. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, the applicable Specified Maturity Date or upon acceleration or otherwise). 5.6 Voluntary Prepayments. (a) Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.6(b) [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans or no later than 1:00 p.m. on the date of prepayment of Swing Loans, setting forth the following information:

51 68576829_13 (i) the date, which shall be a Business Day, on which the proposed prepayment is to be made; (ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swing Loans; (iii) a statement indicating the application of the prepayment between Loans to which the Base Rate Option applies and Loans to which the LIBOR Rate Option applies; and (iv) the total principal amount of such prepayment, which shall not be less than the lesser of (i) the Revolving Facility Usage or (ii) $100,000 for any Swing Loan or $5,000,000 for any Revolving Credit Loan. All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4(c) [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, then to Loans to which the LIBOR Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 5.10 [Indemnity]. (b) Replacement of a Lender. If any Lender requests compensation under Section 5.8 [Increased Costs], or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes] and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 5.6(c), or if any Lender is a Defaulting Lender or a Non- Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.9 [Successors and Assigns]), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.8 [Increased Cost] or Section 5.9 [Taxes]) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.9 [Successors and Assigns]; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letter of Credit Borrowings, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

52 68576829_13 (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.8 [Increased Costs] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.8 [Increased Costs], or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.8 [Increased Costs] or Section 5.9 [Taxes], as the case may be, in the future, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. 5.7 Reserved. 5.8 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender, the Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

53 68576829_13 and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Issuing Lender or other Recipient, the Borrower will pay to such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

54 68576829_13 (e) Survival. Each party’s obligations under this Section 5.8 [Increased Costs] shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 5.9 Taxes. (a) Issuing Lender. For purposes of this Section 5.9, the term “Lender” includes the Issuing Lender and the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.9 [Taxes]) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Official Body in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.9 [Taxes]) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.9(d) [Participations] relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment

55 68576829_13 or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.9(e) [Indemnification by the Lenders]. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to an Official Body pursuant to this Section 5.9 [Taxes], the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.9(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect

56 68576829_13 to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E (or W-8BEN if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN if applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed originals of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W- 8BEN-E (or W-8BEN if applicable); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN if applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times

57 68576829_13 reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.9 [Taxes] (including by the payment of additional amounts pursuant to this Section 5.9 [Taxes]), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.9 [Taxes] with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Official Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party incurred in connection with obtaining such refund, shall repay to such indemnified party the amount paid over pursuant to this Section 5.9(h) [Treatment of Certain Refunds] (plus any penalties, interest or other charges imposed by the relevant Official Body) in the event that such indemnified party is required to repay such refund to such Official Body. Notwithstanding anything to the contrary in this Section 5.9(h) [Treatment of Certain Refunds]), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.9(h) [Treatment of Certain Refunds] the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 5.9 [Taxes] shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 5.10 Indemnity. In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any:

58 68576829_13 (i) payment, prepayment, conversion or renewal of any Loan to which a LIBOR Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due); or (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Revolving Credit Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.6 [Voluntary Prepayments] or failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Loan under the Base Rate Option on the date or in the amount notified by the Borrower, or (iii) any assignment of a Loan under the LIBOR Rate Option on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 5.6(b) [Replacement of a Lender]. If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given. Each party’s obligations under this Section 5.10 [Indemnity] shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 5.11 Settlement Date Procedures. In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swing Loans and the Swing Loan Lender may make Swing Loans as provided in Section 2.1(b) [Swing Loan Commitment] hereof during the period between Settlement Dates. The Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1(b) [Swing Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately

59 68576829_13 to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. 5.12 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.10(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure] and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 5.12 [Cash Collateral] or Section 2.10 [Defaulting Lender] in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 5.12 [Cash Collateral] following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.10 [Defaulting Lenders] the Person providing Cash Collateral and the Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to Section 5.12(a) [Grant of Security Interest] above.

60 68576829_13 ARTICLE 6 REPRESENTATIONS AND WARRANTIES Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders as follows: 6.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default. The Borrower and each of its Subsidiary (i) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all necessary lawful power and authority, and all necessary licenses, approvals and authorizations to own or lease its properties and to engage in the business it presently conducts or currently proposes to conduct, except, in the cases of owning or leasing its properties and engaging in the business it presently conducts or currently proposes to conduct, where the absence of such licenses, approvals or authorizations, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change, (iii) is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and the absence of such licensing or qualification would reasonably be expected to result in a Material Adverse Change, (iv) has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations, and all such actions have been duly authorized by all necessary action and proceedings on its part, (v) is in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.14 [Environmental Matters]) in all jurisdictions in which the Borrower or Subsidiary of the Borrower is presently or will be doing business except where (a) the failure to do so, either individually or in the aggregate, would not reasonably be expected to constitute a Material Adverse Change and (b) any non- compliance is being contested in good faith by appropriate proceedings diligently conducted, and (vi) has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, except where the failure to do so, either individually or in the aggregate, would not reasonably be expected to constitute a Material Adverse Change. No Event of Default or Potential Default has occurred and is continuing or would result from the performance by the Borrower of its Obligations. 6.2 Borrower; Subsidiaries and Owners; Investment Companies. As of the Closing Date, Schedule 6.2 states (i) the name of each of the Borrower’s Subsidiaries, its jurisdiction of organization and the amount, percentage and type of Equity Interests in such Subsidiary (the “Subsidiary Equity Interests”), (ii) the name of each holder of Subsidiary Equity Interest in each Subsidiary and the amount thereof and (iii) any options, warrants or other rights outstanding to purchase any such Equity Interests referred to in clause (i) or (ii). The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Equity Interests it then purports to own, free and clear in each case of any Lien and all such Subsidiary Equity Interests have been duly authorized and validly issued, and are fully paid and nonassessable. Neither the Borrower nor any Subsidiaries of the Borrower is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of

61 68576829_13 an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.” 6.3 Validity and Binding Effect. Each of this Agreement and each other Loan Document has been (or when delivered will have been), (i) duly authorized, validly executed and delivered by the Borrower, and (ii) constitutes, or will constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms. 6.4 No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by the Borrower nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by the Borrower will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of the Borrower or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which the Borrower or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject or by which it is affected, or result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of the Borrower or any of its Subsidiaries (other than Liens granted under the Loan Documents). There is no default under such material agreement (referred to above) and neither the Borrower nor any of its Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which would reasonably be likely to result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, or notice to, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and performance by, or enforcement against, the Borrower of this Agreement and the other Loan Documents except such as has been obtained or issued and which remains in full force and effect; provided that any increase of the Commitments in accordance with Section 2.11 [Increase in Revolving Credit Commitments] or the extension of the Expiration Date in accordance with Section 2.12 [Extension of Expiration Date] may require appropriate governmental or third party authorization thereof prior to the effectiveness of such increase or such extension, as the case may be. 6.5 Litigation. There are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary of the Borrower or any of their properties at law or in equity before any Official Body which (i) individually or in the aggregate would reasonably be expected to result in any Material Adverse Change or (ii) state to affect, impact or restate this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby. Neither the Borrower nor any Subsidiaries of the Borrower is in violation of any order, writ, injunction or any decree of any Official Body which would reasonably be expected to result in any Material Adverse Change. 6.6 Financial Statements. (a) Historical Statements. The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end balance sheet, statement of income or operations, shareholders’ equity and cash flows, for and as of the end of the fiscal year ended December 31,

62 68576829_13 2014. In addition, the Borrower has delivered to the Administrative Agent copies of its unaudited consolidated interim balance sheet, statement of income or operations, shareholders’ equity and cash flows, for the fiscal year to date and as of the end of the fiscal quarter ended June 30, 2015 (all such annual and interim statements being collectively referred to as the “Statements”). The Statements (i) are correct and complete in all material respects, (ii) fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the results of operations for the fiscal periods then ended in accordance with GAAP consistently applied throughout the period covered thereby, subject (in the case of the interim statements) to normal year end audit adjustments utilized on a consistent basis and the absence of footnotes and (iii) have been prepared in accordance with GAAP consistently applied throughout the period covered thereby, subject (in the case of the interim statements) to normal year-end audit adjustments utilized on a consistent basis and the absence of footnotes. (b) Accuracy of Financial Statements. Neither the Borrower nor any Subsidiary of the Borrower has any indebtedness, liabilities, contingent or otherwise, or forward or long-term commitments that are required to be disclosed in accordance with GAAP that are not disclosed in the Statements or in the notes thereto or on Schedule 6.6(b), attached hereto and incorporated herein by reference, and except as disclosed therein there are no unrealized losses from any commitments of the Borrower or any Subsidiary of the Borrower which would reasonably be expected to cause a Material Adverse Change. Since December 31, 2014, no Material Adverse Change has occurred. 6.7 Margin Stock. Neither the Borrower nor any Subsidiaries of the Borrower engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. Neither the Borrower nor any Subsidiaries of the Borrower holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of the Borrower or Subsidiary of the Borrower are or will be represented by margin stock. 6.8 Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, report, statement, agreement or other documents or other information (written or oral) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection herewith or therewith or the transactions contemplated hereby or thereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading; provided that in connection with any financial projections, the Borrower represents and warrants that such projections were prepared in good faith based upon assumptions believed by it to be reasonable at the time when made. There is no fact known to the Borrower which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of the Borrower and its Subsidiaries, taken as a whole, which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in

63 68576829_13 writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby. 6.9 Taxes. All federal, state, local and other tax returns required to have been filed with respect to the Borrower and each Subsidiary of the Borrower have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or otherwise levied or imposed upon them, their properties, income or assets which are due and payable, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. 6.10 Patents, Trademarks, Copyrights, Licenses, Etc. The Borrower and each Subsidiary of the Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by the Borrower or such Subsidiary, without known possible, alleged or actual conflict with the rights of others, except where the failure to do so, either individually or in the aggregate, would not reasonably be expected to constitute a Material Adverse Change. 6.11 Reserved. 6.12 Insurance. The properties of the Borrower and each of its Subsidiaries are insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers which are not Affiliates of the Borrower (except to the extent customarily self-insured or such Affiliates are otherwise acceptable to the Administrative Agent) in amounts sufficient to insure the assets and risks of the Borrower and each Subsidiary in accordance with prudent business practice in the industry of the Borrower and its Subsidiaries in the locations where the Borrower or the applicable Subsidiary conducts business. 6.13 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received from the IRS a favorable determination or opinion letter, which has not by its terms expired or, in the case of a determination letter, is from the most recent available cycle for which such letters were issuable for such Plan, that such Plan is so qualified, or such Plan is entitled to rely on an IRS advisory or opinion letter with respect to an IRS-approved master and prototype or volume submitter plan, or a timely application for such a determination or opinion letter is currently being processed by the IRS with respect thereto; and, to the best knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each member of the ERISA Group have made all required contributions to each Pension Plan subject to Sections 412 or 430 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 or 430 of the Code has been made with respect to any Pension Plan.

64 68576829_13 (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Official Body, with respect to any Plan that could reasonably be expected to have a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA with respect to each Pension Plan, and no waiver has been applied for or obtained; (iii) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA, with respect to a Multiemployer Plan; (v) neither Borrower nor any member of the ERISA Group has received notice pursuant to Section 4242(a)(1)(B) of ERISA that a Multiemployer Plan is in reorganization and that additional contributions are due to the Multiemployer Plan pursuant to Section 4243 of ERISA; (vi) neither Borrower nor any member of the ERISA Group has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; and (vii) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan. 6.14 Environmental Matters. (a) Neither the Borrower nor any Subsidiary has actual knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Borrower or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Change. (b) Neither the Borrower nor any Subsidiary has actual knowledge of any facts which would reasonably be expected to give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (c) Neither the Borrower nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

65 68576829_13 (d) Neither the Borrower nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (e) All buildings on all real properties now owned, leased or operated by the Borrower or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. 6.15 Solvency. On the Closing Date and after giving effect to the initial Loans hereunder, the Borrower is Solvent. 6.16 Anti-Terrorism Laws. No Covered Entity is a Sanctioned Person, and (ii) no Covered Entity, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti- Terrorism Law. ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT The obligation of each Lender to make Loans and of the Issuing Lender to issue Letters of Credit hereunder is subject to the performance by the Borrower of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions: 7.1 Initial Loans and Letters of Credit. (a) Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent and each of which (unless otherwise specified) shall be original copies or telecopies promptly followed by original copies: (i) A certificate of the Borrower signed by an Authorized Officer, dated the Closing Date stating that (v) the Borrower is in compliance with each of the covenants and conditions hereunder, (w) no Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Administrative Agent, (x) the conditions stated in both Section 7.1 and 7.2 have been satisfied, (y) there has been no material adverse change from any certificate, report, statement, agreement or other document or other written information previously supplied to the Administrative Agent and the Arrangers furnished by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents and (z) all material consents, licenses and approvals required for the delivery and performance by the Borrower of any Loan Document and the enforceability of any Loan Document against the Borrower is in full force and effect and none other is so required or necessary; provided that any increase of the Commitments in accordance with Section 2.11 [Increase in Revolving Credit Commitments] or the extension of the Expiration

66 68576829_13 Date in accordance with Section 2.12 [Extension of Expiration Date] may require appropriate governmental or third party authorization thereof prior to the effectiveness of such increase or such extension, as the case may be; (ii) A certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to: (a) all action taken by the Borrower to validly authorize, duly execute and deliver this Agreement and the other Loan Documents and attaching copies of such resolution or other corporate or organizational action; (b) the names, authority and capacity of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the Closing Date certified as of a sufficiently recent date prior to the Closing Date by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to due organization and the continued valid existence, good standing and qualification to engage in its business of the Borrower in the state of its organization and in each state where conduct of business or ownership or lease of properties or assets requires such qualification, except to the extent that the failure to be so qualified could not reasonably be expected to result in a Material Adverse Change; (iii) This Agreement and each of the other Loan Documents signed by an Authorized Officer in a sufficient number of counterparts for delivery to each Lender and the Administrative Agent; (iv) A written opinion of counsel for the Borrower, dated the Closing Date addressed to the Administrative Agent and each Lender and in form and substance satisfactory to the Administrative Agent; (v) Evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, with additional insured endorsement attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent and the Secured Parties as additional insureds; (vi) A duly completed Compliance Certificate as of the last day of the fiscal quarter of Borrower most recently ended prior to the Closing Date calculating the Funded Indebtedness to Total Adjusted Capitalization Ratio and the Total Indebtedness to Total Capitalization Ratio on a pro form basis after giving effect to the transactions contemplated hereby and the initial Loans borrowed on the Closing Date, signed by an Authorized Officer of Borrower; (vii) A Lien search in acceptable scope and with acceptable results; and (viii) Such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request. (b) Payment of Fees. The Borrower shall have paid all fees and expenses payable on or before the Closing Date as required by this Agreement, the Administrative Agent’s Letter, the BAML Letter or any other Loan Document.

67 68576829_13 (c) Material Adverse Change. There has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Change. Without limiting the generality of the provisions of the last paragraph of Section 11.3 [Exculpatory Provisions], for purposes of determining compliance with the conditions specified in this Section 7.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 7.2 Each Loan or Letter of Credit. At the time of making any Loans or issuing, extending or increasing any Letters of Credit and after giving effect thereof: (i) the representations and warranties of the Borrower shall then be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event they shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 7.2, the representations and warranties contained in Section 6.6 [Financial Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11 [Reporting Requirements], (ii) no Event of Default or Potential Default shall have occurred and be continuing or would result from such Loan or Letter of Credit or the application of the proceeds thereof, (iii) the making of the Loans or issuance, extension or increase of such Letter of Credit shall not contravene any Law applicable to the Borrower or Subsidiary of the Borrower or any of the Lenders, and (iv) the Borrower shall have delivered to the Administrative Agent a duly executed and completed Revolving Credit Loan Request, Swing Loan Request or to the Issuing Lender an application for a Letter of Credit, as the case may be. Each Revolving Credit Loan Request, Swing Loan Request and Letter of Credit application shall be deemed to be a representation that the conditions set forth in Sections 7.1 and 7.2 have been satisfied on or prior to the date thereof. ARTICLE 8 AFFIRMATIVE COVENANTS The Borrower hereby covenants and agrees that until the Facility Termination Date, it will, and will cause each of its Subsidiaries to, comply at all times with the following covenants: 8.1 Preservation of Existence, Etc. The Borrower shall, and shall cause each of its Subsidiaries to, (i) maintain its legal existence as a corporation, limited partnership or limited liability company, as applicable, and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 9.5 [Liquidations, Mergers, Etc.] (ii) maintain all licenses, consents, permits, franchises, rights and qualifications necessary for the standard operation of its business, except where the maintenance thereof could not reasonably be expected to result in a Material Adverse Change, and (iii) maintain and preserve all intellectual properties, including without limitation trademarks, trade names, patents, copyrights and other marks, registered and necessary for the standard operation of its

68 68576829_13 business except where the maintenance thereof could not reasonably be expected to result in a Material Adverse Change. 8.2 Payment of Liabilities, Including Taxes, Etc. The Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge (i) all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made and (ii) all lawful and valid claims which, if unpaid, would result in the attachment of a Lien on its property as a matter of law or contract, other than Liens permitted under clause (xiii) of the definition of “Permitted Lien”. 8.3 Maintenance of Insurance. The Borrower shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards and against other risks as such assets are commonly insured in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers which are not Affiliates of the Borrower, (except to the extent customarily self-insured or such Affiliates are otherwise acceptable to the Administrative Agent). 8.4 Maintenance of Properties and Leases. The Borrower shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, the Borrower will make or cause to be made all necessary and appropriate repairs, renewals or replacements thereof, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change. 8.5 Inspection Rights. The Borrower shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, directors and independent accountants, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Lender desires to conduct an audit of the Borrower, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent and further provided that any such visit and inspection shall be limited to once per year except when an Event of Default has occurred and is continuing. 8.6 Keeping of Records and Books of Account. The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP consistently applied and as otherwise required by applicable Laws of any Official Body having

69 68576829_13 jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all financial transactions. 8.7 Compliance with Laws; Use of Proceeds. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable Laws, including all Environmental Laws, in all respects; except (i) where such compliance with any law is being contested in good faith by appropriately proceedings diligently conducted, and (ii) that it shall not be deemed to be a violation of this Section 8.7 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. The Borrower will use the Letters of Credit and the proceeds of the Loans only to fund ongoing working capital, capital expenditures and other general corporate purposes and as permitted by applicable Law. 8.8 Further Assurances. The Borrower shall do such acts and things as the Administrative Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Administrative Agent’s and other Secured Parties’ rights granted hereunder and under the other Loan Documents and to exercise and enforce its rights and remedies hereunder and thereunder. 8.9 Anti-Terrorism Laws; International Trade Law Compliance. (a) No Covered Entity will become a Sanctioned Person, (b) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (c) the funds used to repay the Obligations will not be derived from any unlawful activity, (d) each Covered Entity shall comply with all Anti-Terrorism Laws, and (e) the Borrower shall promptly notify the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event. 8.10 Reserved. 8.11 Reporting Requirements. The Borrower will furnish or cause to be furnished to the Administrative Agent and each of the Lenders: (a) Quarterly Financial Statements. As soon as available but in any event no later than the filing date required by the SEC (without giving effect to any permitted extension thereof), financial statements of the Borrower (commencing with the financial statements for the fiscal quarter ended September 30, 2015), consisting of (i) a consolidated balance sheet as of the end of such fiscal quarter, (ii) related consolidated statements of income, stockholders’ equity for the fiscal quarter then ended and the fiscal year through that date and (iii) related consolidated statements of cash flows for the fiscal year through that date, in each case, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP (subject only to normal year-end audit adjustments and the absence of notes), consistently

70 68576829_13 applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year (all of which may be provided by means of delivery of the applicable SEC Form 10-Q, which will be deemed delivered upon filing thereof). (b) Annual Financial Statements. As soon as available but in any event no later than the filing date required by the SEC (without giving effect to any permitted extension thereof), financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP consistently applied and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and audited and reported on by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent (all of which may be provided by means of delivery of the applicable SEC Form 10-K, which will be deemed delivered upon filing thereof). The opinion or report of accountants shall be prepared in accordance with reasonably acceptable auditing standards and shall be free of any qualification (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur), including without limitation as to the scope of such audit or status as a “going concern” of the Borrower or any Subsidiary. 8.12 Certificates; Notices; Additional Information. (a) Certificate of the Borrower. Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.11(a) [Quarterly Financial Statements] and 8.11(b) [Annual Financial Statements], a certificate (each a “Compliance Certificate”) of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of Exhibit I. (b) Default. Promptly after any officer of the Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Potential Default and the action which the Borrower proposes to take with respect thereto. (c) Litigation. Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against the Borrower or Subsidiary of the Borrower which involve a claim or series of claims in excess of $15,000,000 or which if adversely determined would constitute a Material Adverse Change. (d) ERISA Event. Immediately upon the occurrence of any ERISA Event, notice in writing setting forth the details thereof and the action which the Borrower proposes to take with respect thereto. (e) SEC Filings and other Material Reports. Promptly upon their becoming available to the Borrower, public SEC filings and other material reports, including 8-K, registration statements, proxies, prospectuses, financial statements and other shareholder communications, filed by the Borrower with the SEC excluding any Form 3, Form 4 or Form 5 (all of which may be provided by means of delivery of the applicable SEC Form or filing, and which will be deemed delivered upon (i) the posting of such information on the Borrower’s website with written notice

71 68576829_13 of such posting to the Administrative Agent or (ii) the making of such information available on any Platform). (f) Other Information. Such other reports and information as the Administrative Agent or the Required Lenders may from time to time reasonably request. ARTICLE 9 NEGATIVE COVENANTS The Borrower hereby covenants and agrees that until the Facility Termination Date, it will not, and will not permit any of its Subsidiaries to: 9.1 Indebtedness. At any time create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Existing Indebtedness as set forth on Schedule 9.1 (including any amendments, extensions, refinancings or renewals thereof; provided that before and immediately after any such amendment, extension, refinancing or renewal of such Indebtedness (i) the Borrower is in pro forma compliance with Section 9.8 [Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio], (ii) no Event of Default or Potential Default shall have occurred and be continuing or would result therefrom and (iii) the aggregate principal committed amount of unsecured Current Indebtedness shall not at any time exceed $200,000,000); (c) (i) Secured Indebtedness incurred with respect to purchase money security interests, capitalized leases, Commodity Hedges (secured only by the Liens described in clause (ix) of the definition of “Permitted Liens”) and first mortgage bonds (other than such bonds relating to the FPU Indebtedness as set forth in Schedule 9.1), such Indebtedness secured by the Liens described in clause (vi) of the definition of “Permitted Liens” and any other secured Indebtedness of the Borrower and its Subsidiaries described in clause (x) of the definition of “Permitted Liens” and (ii) unsecured Current Indebtedness and Funded Indebtedness of the Borrower’s Subsidiaries; provided that the sum of the aggregate amount of clause (i) plus the aggregate amount of clause (ii) shall not exceed at any time 20% of Total Adjusted Capitalization; (d) Indebtedness of a Subsidiary to another Subsidiary or to the Borrower; (e) Any (i) Lender Provided Interest Rate Hedge or Lender Provided Commodity Hedge, (ii) other Commodity Hedges or (iii) Indebtedness under any Other Lender Provided Financial Services Product; and (f) Other unsecured Indebtedness (other than any such Indebtedness incurred with respect to any currency swap agreement or other similar agreement); provided that before and immediately after the incurrence of such Indebtedness (i) the Borrower is in pro forma compliance with Section 9.8 [Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio] and (ii) no Event of Default or Potential Default shall have occurred and be continuing or would result therefrom.

72 68576829_13 9.2 Liens; Lien Covenants. At any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. 9.3 Loans and Investments. At any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing (each, an “Investment”), except: (a) trade credit extended on usual and customary terms in the ordinary course of business; (b) advances to employees to meet expenses incurred by such employees in the ordinary course of business; (c) Permitted Investments; (d) Investments in Subsidiaries; (e) to the extent not constituting Permitted Acquisitions, Investments in Persons principally engaged in a field of enterprise engaged in by the Borrower and its Subsidiaries on the date hereof and any other field of enterprise substantially related, ancillary or complementary thereto, not exceeding $150,000,000 in the aggregate outstanding at any time; and (f) Permitted Acquisitions. 9.4 Line of Business. The Borrower will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, would then be engaged, would be substantially changed from the general nature of the business in which the Borrower and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement. 9.5 Liquidations, Mergers, Consolidations, Acquisitions. Dissolve, liquidate or wind- up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or Equity Interests of any other Person except in the case of acquisitions, Permitted Acquisitions. 9.6 Dispositions of Assets or Subsidiaries. Sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of Equity Interests of a Subsidiary), except: (a) transactions involving the sale of inventory in the ordinary course of business;

73 68576829_13 (b) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of the Borrower’s or its Subsidiary’s business; (c) any sale, transfer or lease of assets by any Subsidiary of the Borrower to the Borrower or to another Subsidiary of the Borrower; (d) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased; or (e) any sale, transfer or lease of assets where the amount of such assets (valued at net book value), together with all other assets of the Borrower and Subsidiaries previously disposed of as permitted by this clause (e) during the fiscal year in which the disposition occurs does not exceed 10% of Consolidated Total Assets as of the end of the fiscal year then most recently ended; provided that assets, as so valued, may be sold in excess of 10% of Consolidated Total Assets in any fiscal year if either (i) within one year of such sale, the proceeds from the sale of such assets are used, or committed by the Borrower’s Board of Directors to be used, to acquire other assets of at least equivalent value and earning power or (ii) with the written consent of the Required Lenders, the proceeds from sale of such assets are used immediately upon receipt to prepay senior Funded Indebtedness of the Borrower; and (f) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (a) through (e) above, which is approved by the Required Lenders. 9.7 Affiliate Transactions. Enter into or carry out any transaction with any Affiliate of the Borrower other than a Subsidiary of the Borrower (including purchasing property or services from or selling property or services to any Affiliate of the Borrower other than a Subsidiary of the Borrower) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions which are fully disclosed to the Administrative Agent and is in accordance with all applicable Law; provided that the foregoing restriction shall not apply to the payment or grant of reasonable compensation, benefits and indemnities to any director or officer of the Borrower or any Subsidiary and shall not restrict transactions with any Affiliate of the Borrower that have been approved by or are entered into pursuant to any orders or decisions of any Official Body having jurisdiction over the Borrower or any of its Subsidiaries. 9.8 Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio. Will not, as of the last day of each fiscal quarter of the Borrower, permit the Funded Indebtedness to Total Adjusted Capitalization Ratio to exceed 0.65:1.00. 9.9 Limitation on Negative Pledges and Restrictive Agreements. Enter into, or permit to exist, any contractual obligation (except for this Agreement and the other Loan Documents) that (a) encumbers or restricts the ability of any such Person to (i) perform its obligations hereunder or under any other Loan Document; (ii) make dividends or distribution to the Borrower, (iii) pay any Indebtedness or other obligation owed to the Borrower, (iv) make loans or advances to the Borrower, (v) create any Lien upon any of their properties or assets, whether now owned or hereafter acquired (except, in the case of this clause (a)(v) only, (1) for any document or instrument governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in

74 68576829_13 which case, any prohibition or limitation shall only be effective against the assets financed thereby), (2) customary provisions restricting assignment of any licensing agreement (in which the Borrower or its Subsidiaries are the licensee) with respect to a contract entered into with the Borrower or its Subsidiaries in the ordinary course of business, (3) customary provisions restricting subletting, sublicensing or assignment of any intellectual property license or any lease governing any leasehold interests of the Borrower and its Subsidiaries and (4) for any document or instrument governing any Indebtedness permitted by Section 9.1(b) (but solely with respect to such Indebtedness described in items 1 through 7, 9 and 12 on Schedule 9.1)) or (vi) Guaranty the Obligations or (b) requires the grant of any Lien (other than a Permitted Lien or as may be required pursuant to any document or instrument governing the Indebtedness described in items 1 and 12 on Schedule 9.1 or any other document or instrument pursuant to which Borrower may issue senior notes ranking pari passu thereto solely to the extent such Indebtedness evidenced by such senior notes is permitted under Section 9.1[Indebtedness] ) on property for any obligation if a Lien on such property is given as security for the Obligations. ARTICLE 10 DEFAULT 10.1 Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law): (a) Payments Under Loan Documents. The Borrower shall fail to pay (i) when and as required to be paid herein, any principal of any Loan, Reimbursement Obligation or Letter of Credit Obligation or (ii) within three (3) Business Days when and as required to be paid herein, any interest on any Loan, Reimbursement Obligation or Letter of Credit Obligation or any fee or other amount owing hereunder or under the other Loan Documents; or (b) Breach of Warranty. Any representation or warranty made at any time by the Borrower in any Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect (or in the case of any representation or warranty qualified by materiality or reference to the absence of a Material Adverse Change, in which event shall prove to have been false or misleading in any respect) as of the time it was made, deemed made or furnished; or (c) Breach of Certain Covenants. The Borrower shall default in the observance or performance of any covenant contained in Section 8.5 [Inspection Rights], Section 8.9 [Anti- Terrorism Laws; International Trade Law Compliance] or Article 9 [Negative Covenants]; or (d) Breach of Other Covenants. The Borrower shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days; or (e) Defaults in Other Agreements or Indebtedness. A breach, default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which the Borrower or Subsidiary of the Borrower may be obligated as a borrower or guarantor in excess of $20,000,000 in the

75 68576829_13 aggregate, and such breach, default or event of default either (i) consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any such Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or (ii) causes, or permits the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such guarantee to become payable or cash collateral in respect thereof to be demanded; or (f) Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of $20,000,000 in the aggregate shall be entered against the Borrower by a court having jurisdiction in the premises, and with respect to which either (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or (g) Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby; or (h) Uninsured Losses; Proceedings Against Assets. There shall occur any material uninsured damage to or loss, theft or destruction of any of property of the Borrower in excess of $20,000,000 or assets of the Borrower in excess of $20,000,000 are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter; or (i) Events Relating to Pension Plans and Multiemployer Plans. An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower or any member of the ERISA Group under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or Borrower or any member of the ERISA Group fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, where the aggregate amount of unamortized withdrawal liability is in excess of $20,000,000; or (j) Change of Control. A Change of Control shall occur; or (k) Insolvency Proceedings; Solvency; Attachment. Either (i) an Insolvency Proceeding shall have been instituted against the Borrower or Subsidiary of the Borrower and such Insolvency Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought

76 68576829_13 in such Insolvency Proceeding, (ii) the Borrower or Subsidiary of the Borrower institutes, or takes any action in furtherance of, an Insolvency Proceeding, (iii) the Borrower or any Subsidiary of the Borrower ceases to be Solvent or admits in writing its inability to pay its debts as they mature or (iv) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Borrower or any Subsidiary of the Borrower and is not released, vacated or fully bonded within thirty (30) days after its issue or levy. 10.2 Consequences of Event of Default. (a) Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If any Event of Default specified under Section 10.1 shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make Loans and the Issuing Lender shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders shall, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (iii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as Cash Collateral for its Obligations under the Loan Documents, an amount equal to the Minimum Collateral Amount for all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Lenders, and grants to the Administrative Agent and the Lenders a security interest in, all such Cash Collateral as security for such Obligations; and (iv) exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend any Letter of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to provide Cash Collateral as set forth in clause (iii) above shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. (b) Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, and each of their respective Affiliates and any participant of such Lender or Affiliate which has agreed in writing to be bound by the provisions of Section 5.3

77 68576829_13 [Sharing of Payments by Lenders], after obtaining the prior written consent of the Administrative Agent, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate or participant to or for the credit or the account of the Borrower against any and all of the Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender, Affiliate or participant, irrespective of whether or not such Lender, Issuing Lender, Affiliate or participant shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The rights of each Lender, the Issuing Lender and their respective Affiliates and participants under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates and participants may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application; and (c) Enforcement of Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with this Section 10.2 for the benefit of all the Lenders and the Issuing Lender and the other Secured Parties; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Lender or the Swing Loan Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Lender or Swing Loan Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.2(b) (subject to the terms of Section 5.3 [Sharing of Payments by Lenders]), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Insolvency Proceeding; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to this Section 10.2(c), and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 5.3 [Sharing of Payments by Lenders]), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.3 Application of Proceeds. From and after the date on which the Administrative Agent has taken any action pursuant to Section 10.2 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 10.2(a)) and until the Facility Termination Date, any and all proceeds received on account of the Obligations shall (subject to Sections 2.10 and 10.2(a)(iii)) be applied as follows:

78 68576829_13 (a) First, to payment of that portion of the Obligations constituting fees (other than Letter of Credit Fees), indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swing Loan Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lender and Swing Loan Lender in proportion to the respective amounts described in this clause First payable to them; (b) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Lender Provided Interest Rate Hedges, Lender Provided Commodity Hedges and Other Lender Provided Financial Service Products, ratably among the Lenders, the Issuing Lender, the applicable Cash Management Banks, the applicable Commodity Hedge Banks and the applicable Interest Rate Hedge Banks, in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any undrawn amounts under outstanding Letters of Credit (to the extent not otherwise cash collateralized pursuant to this Agreement); and (f) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. In addition, notwithstanding the foregoing, Obligations arising under Lender Provided Interest Rate Hedges, Lender Provided Commodity Hedges and Other Lender Provided Financial Service Products shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank, Commodity Hedge Bank or Interest Rate Hedge Bank, as the case may be. Each Cash Management Bank, Commodity Hedge Bank or Interest Rate Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice,

79 68576829_13 be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE 11 THE ADMINISTRATIVE AGENT 11.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably appoints PNC Bank, National Association to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 11.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any

80 68576829_13 Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 12.1 [Modifications; Amendments and Waivers] and 10.2[Consequences of Event of Default]), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 7 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) Reserved. 11.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Administrative Agent shall have received notice to the

81 68576829_13 contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower (so long as no Potential Default or Event of Default has occurred and is continuing), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and

82 68576829_13 (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 [Expense; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. 11.9 Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time. 11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

83 68576829_13 (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 2.9(b) [Letter of Credit Fees] and 12.3 [Expenses; Indemnity; Damage Waiver]) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.3 [Expenses; Indemnity; Damage Waiver]. 11.11 Reserved. 11.12 No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with the Borrower, its Affiliates or its agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws. 11.13 Lender Provided Interest Rate Hedges, Lender Provided Commodity Hedges and Other Lender Provided Financial Service Products. Except as otherwise expressly set forth herein, no Cash Management Bank, Commodity Hedge Bank or Interest Rate Hedge Bank that obtains the benefits of Section 10.3 [Application of Proceeds] by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 11 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Lender Provided Interest Rate Hedges, Lender Provided Commodity Hedges and/or Other Lender Provided Financial Service Products unless the Administrative Agent

84 68576829_13 has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Commodity Hedge Bank or Interest Rate Hedge Bank, as the case may be. ARTICLE 12 MISCELLANEOUS 12.1 Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Borrower hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Borrower; provided, that no such agreement, waiver or consent may be made which will: (a) Increase of Commitment. Increase the amount of the Revolving Credit Commitment of any Lender hereunder without the consent of such Lender; (b) Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment. Whether or not any Loans are outstanding, subject to Section 2.12, extend the Expiration Date or the time for payment of principal or interest of any Loan, the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan (other than as a result of waiving the applicability of any post- default increase in interest rates) or reduce the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby; or (c) Miscellaneous. Amend Section 5.2 [Pro Rata Treatment of Lenders], Section 11.4 [Exculpatory Provisions] or Section 5.3 [Sharing of Payments by Lenders] or this Section 12.1, alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce any percentage specified in the definition of Required Lenders, in each case without the consent of all of the Lenders; provided that (i) no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Issuing Lender, or the Swing Loan Lender may be made without the written consent of the Administrative Agent, the Issuing Lender or the Swing Loan Lender, as applicable and (ii) the Administrative Agent’s Letter and the BAML Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 12.1(a) through (c) above, there is a Non-Consenting Lender, then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 5.6(b) [Replacement of a Lender]. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment

85 68576829_13 of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. 12.2 No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No reasonable delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. 12.3 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, and (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Administrative Agent’s regular employees and agents engaged periodically to perform audits of the Borrower’s books, records and business properties. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Arrangers, each Lender and the Issuing

86 68576829_13 Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from (and shall reimburse each Indemnitee as the same are incurred), any and all losses, claims, damages, liabilities, penalties and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower but excluding other Indemnitees and its Related Parties) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swing Loan Lender or any Related Party of any of the foregoing, without relieving the Borrower from its obligation to do so, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, such Swing Loan Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Ratable Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent),the Issuing Lender or the Swing Loan Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swing Loan Lender in connection with such capacity. The obligations of the Lenders under this paragraph (b) are subject to the provisions of Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans].

87 68576829_13 (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 12.3(a) [Costs and Expenses] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such liability or damages are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (e) Payments. All amounts due under this Section shall be payable not later than ten (10) days after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 12.4 Reserved. 12.5 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action. 12.6 Notices; Effectiveness; Electronic Communication (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 12.6(b) [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier (i) if to a Lender, to it at its address set forth in its administrative questionnaire, or (ii) if to any other Person, to it at its address set forth on Schedule 1.1(B). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the

88 68576829_13 recipient). Notices delivered through electronic communications to the extent provided in 12.6(b) [Electronic Communications], shall be effective as provided in such Section. (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Change of Address, etc. Any party hereto may change its address, e-mail address or telecopier number for notices and other communications hereunder by notice to the other parties hereto. 12.7 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Lender or the Swing Loan Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 12.8 Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and the completion of the transactions hereunder, and shall continue in full force and effect until the Facility Termination Date. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5.1 [Payments] and Section 12.3 [Expenses; Indemnity; Damage Waiver], shall survive the Facility Termination Date. All other covenants and agreements of the Borrower shall continue in full force and effect from and after the Closing Date and until the Facility Termination Date.

89 68576829_13 12.9 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void except as expressly set forth herein). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section, Indemnitees and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of such “Trade Date”) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

90 68576829_13 (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the Issuing Lender and Swing Loan Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment of the Facility. (iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof or (C) any Disqualified Institution (to the extent that such institution has been disclosed on a list that has been made available to all Lenders). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swing Loan Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and

91 68576829_13 participations in Letters of Credit and Swing Loans in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (viii) Effectiveness; Release. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 12.9, from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [LIBOR Rate Unascertainable; Etc.], 5.8 [Increased Costs], 5.9 [Taxes], 5.10 [Indemnity] and 12.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, the Borrower or any of the Borrower’s Affiliates or Subsidiaries or any Disqualified Institution (to the extent that such institution has been disclosed on a list that has been made available to all Lenders)) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lender and Lenders shall continue to deal solely and directly with such Lender

92 68576829_13 in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3 [Expenses; Indemnity; Damage Waiver] with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification or waiver with respect to Sections 12.1(a) [Increase of Commitment] or 12.1(b) [Extension of Payment, Etc.] that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.4 [Libor Rate Unascertainable, Etc.], 5.8 [Increased Costs], 5.9 [Taxes] and 5.10 [Indemnity] (subject to the requirements and limitations therein, including the requirements under Section 5.9(g) [Status of Lenders] (it being understood that the documentation required under Section 5.9(g) [Status of Lenders] shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.6(b) [Replacement of a Lender] and Section 5.6(c) [Designation of a Different Lending Office] as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs] or 5.9 [Taxes], with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.6(b) [Replacement of a Lender] and Section 5.6(c) [Designation of Different Lending Office] with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.2(b) [Set-off] as though it were a Lender; provided that such Participant agrees to be subject to Section 5.3 [Sharing of Payments by Lenders] as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement

93 68576829_13 to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Reserved. (g) Reserved. (h) Reserved. (i) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. 12.10 Confidentiality. (a) General. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents

94 68576829_13 and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. (b) Sharing Information With Affiliates of the Lenders. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 12.10(a) [General]. 12.11 Counterparts; Integration; Effectiveness. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof including any prior confidentiality agreements and commitments. Except as provided in Article 7 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

95 68576829_13 12.12 Choice of Law Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trail. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. Each standby Letter of Credit issued under this Agreement shall be subject, as applicable, to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York without regard to its conflict of laws principles. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. (b) Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.6 [ Notices; Effectiveness; Electronic Communication]. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

96 68576829_13 (d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 12.13 USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower and its Subsidiaries, which information includes the name and address the Borrower and its Subsidiaries and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Borrower and its Subsidiaries in accordance with the USA Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. 12.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, and the Lenders are arm’s-length commercial transactions between the Borrower, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) each of the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (ii) neither the Administrative Agent, the Arrangers nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent

97 68576829_13 permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CREDIT AGREEMENT SIGNATURE PAGE IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written. ATTEST: BORROWER CHESAPEAKE UTILITIES CORPORATION By: Name: Title:

CREDIT AGREEMENT SIGNATURE PAGE PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent By: Name: Nicholas Stanek Title: Vice President

CREDIT AGREEMENT SIGNATURE PAGE BANK OF AMERICA, N.A. By: Name: Title:_____________________________________

CREDIT AGREEMENT SIGNATURE PAGE CITIZENS BANK NA By: Name: Title:

CREDIT AGREEMENT SIGNATURE PAGE ROYAL BANK OF CANADA By: Name: Title:

CREDIT AGREEMENT SIGNATURE PAGE WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Title:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Page 1 of 2

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: PNC Bank, National Association Address: 500 First Avenue Pittsburgh, PA 15219 Attention of: Agency Services Loan Administration Telecopy 412-762-8672	$37,500,000	25.000000000%
Name: Bank of America, N.A. Address: 421 Fayetteville St. 17th Floor, Raleigh, NC 27601 Attention: Keith T. Erazmus Telephone: 919-829-6888 Telecopy: 415-228-6607	$37,500,000	25.000000000%
Name: Citizens Bank NA Address: 919 N Market Street, 8th Floor, Wilmington, DE 19801 Attention: Edward S Winslow Telephone: 302-425-7364 Telecopy: 302-655-5379	$25,000,000	16.6666666667%
Name: Royal Bank of Canada Address: 200 Vesey Street, New York, NY 10281 Attention: Rahul Shah Telephone: (212) 858-6053	$25,000,000	16.6666666667%
Name: Wells Fargo Bank, National Association Address: 301 S. College St., 11th Floor, Charlotte NC 28202, MAC D1053-115 Attention: Allison Newman Telephone: 704-410-0856	$25,000,000	16.6666666667%
Total	$150,000,000	100.000000000%

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68576829_13 SCHEDULE 1.1(B) COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES Page 2 of 2 Part 2 - Addresses for Notices to Borrower: ADMINISTRATIVE AGENT Name: PNC Bank, National Association Address: 500 First Avenue Pittsburgh, PA 15219 Attention of: Agency Services Loan Administration Telecopy 412-762-8672 With a Copy To: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-04-I Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412 762 6442 Telecopy: 412 762 8672 BORROWER: Name: Chesapeake Utilities Corporation Address: 909 Silver Lake Boulevard Dover, Delaware 19904 Attention: Beth W. Cooper, Senior Vice President & Chief Financial Officer Chesapeake Utilities Corporation Telephone: 302-734-6022 Telecopy: 302-734-6750

68576829_13 SCHEDULE 1.1(P) PERMITTED LIENS Page 1 of 1 1. The FPU Indebtedness is secured by the Indenture of Mortgage and Deed of Trust, dated as of September 1, 1942, as amended, supplemented and modified, by the Borrower, in favor of U.S. Bank National Association (successor to the original trustees), as trustee. 2. Capacity, Supply and Operating Agreement and Capital Lease Obligation, dated May 21, 2013, between Sandpiper Energy, Inc. and Eastern Gas and Water Investment Company, LLC due May 1, 2019.

SCHEDULE 6.2

SUBSIDIARIES

Page 1 of 1

Name	Jurisdiction of Organization	Owner	Ownership Percentage
Eastern Shore Natural Gas Company	Delaware	Chesapeake Utilities Corporation	100%
Sharp Energy, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Sharpgas, Inc.	Delaware	Sharp Energy, Inc.	100%
Xeron, Inc.	Mississippi	Chesapeake Utilities Corporation	100%
Peninsula Energy Services Company, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Peninsula Pipeline Company, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Florida Public Utilities Company	Florida	Chesapeake Utilities Corporation	100%
Flo-Gas Corporation	Florida	Florida Public Utilities Company	100%
Chesapeake Service Company	Delaware	Chesapeake Utilities Corporation	100%
Skipjack, Inc.	Delaware	Chesapeake Service Company	100%
Chesapeake Investment Company	Delaware	Chesapeake Service Company	100%
Eastern Shore Real Estate, Inc.	Delaware	Chesapeake Service Company	100%
Chesapeake OnSight Services, LLC	Delaware	Chesapeake Utilities Corporation	100%
Sandpiper Energy, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Eight Flags Energy, LLC	Delaware	Chesapeake OnSight Services, LLC	100%
Austin Cox Home Services, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Grove Energy, Inc.	Delaware	Chesapeake Utilities Corporation	100%
Aspire Energy of Ohio, LLC	Delaware	Chesapeake Utilities Corporation	100%
Sharp Water, Inc. (Inactive)	Delaware	Chesapeake Utilities Corporation	100%
aQuality Company, Inc. (Inactive)	Delaware	Chesapeake Utilities Corporation	100%

68576829_13

68576829_13 SCHEDULE 6.6(B) INDEBTEDNESS AND LIABILITIES Page 1 of 1 None.

68576829_13 SCHEDULE 9.1 PERMITTED INDEBTEDNESS Page 1 of 1 1. Note Purchase Agreement, dated September 5, 2013, regarding $20,000,000 3.73% Series A, Senior Unsecured Notes, due December 16, 2028 and $50,000,000 3.88% Series B, Senior Unsecured Notes, due May 15, 2029 2. Note Agreement, dated June 29, 2010, as amended by First Amendment June 20, 2011, regarding $29,000,000 5.68% Series A, Senior Unsecured Notes, due June 30, 2026 and $7,000,000 6.43% Series B, Senior Unsecured Notes, due May 2, 2028 3. Note Agreement, dated October 31, 2008, as amended, regarding $30,000,000 5.93% Senior Unsecured Notes, due October 31, 2023 4. Note Agreement, dated October 18, 2005, as amended, regarding $20,000,000 5.50% Senior Unsecured Notes, due October 12, 2020 5. Note Agreement, dated October 31, 2002, as amended, regarding $30,000,000 6.64% Senior Unsecured Notes, due October 31, 2017 6. Indenture of Mortgage and Deed of Trust, dated September 1, 1942, between Florida Public Utilities Company and the trustee, for the First Mortgage Bonds, all supplemental indentures thereto and the First Colony Bond Purchase Agreement. 7. Letter Agreement, dated September 26, 2003, between Chesapeake Utilities Corporation and PNC Bank, National Association, as amended 8. Loan Agreement, dated September 12, 2002, between Chesapeake Utilities Corporation and Bank of America, N.A., as amended. 9. Revolving Credit Agreement dated December 29, 2014, between Chesapeake Utilities Corporation and Citizens Bank, National Association. 10. Capacity, Supply and Operating Agreement and Capital Lease Obligation, dated May 21, 2013, between Sandpiper Energy, Inc. and Eastern Gas and Water Investment Company, LLC due May 1, 2019. 11. Consulting Agreement, dated February 5, 2013, between Flo-Gas Corporation and Glades Gas Co., Inc. due February 15, 2018. 12. Private Shelf Agreement, dated October 8, 2015, between Chesapeake Utilities Corporation and Prudential Investment Management, Inc. and the other purchasers that may become a party thereto from time to time.